UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02090

Invesco Bond Fund
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Name and address of agent for service)
Registrant’s telephone number, including area code:      (713) 626‑1919

Date of fiscal year end:	2/28

Date of reporting period:	2/28/23

ITEM 1.	REPORTS TO STOCKHOLDERS.
(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e‑1 under the Investment Company Act of 1940 is as follows:

Annual Report to Shareholders	February 28, 2023
Invesco Bond Fund
NYSE: VBF

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Notice of Important Change

9	Dividend Reinvestment Plan

11	Schedule of Investments

27	Financial Statements

30	Financial Highlights

31	Notes to Financial Statements

39	Report of Independent Registered Public Accounting Firm

40	Tax Information

41	Additional Information

T‑1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 28, 2023, Invesco Bond Fund (the Fund), at net asset value (NAV), outperformed its benchmark, the Bloomberg Baa U.S. Corporate Bond Index. The Fund’s return can be calculated based on either the market price or the NAV of its shares. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of shares outstanding. Market price reflects the supply and demand for Fund shares. As a result, the two returns can differ, as they did during the fiscal year.

Performance
Total returns, 2/28/22 to 2/28/23
Fund at NAV	-10.07%
Fund at Market Value	-3.92
Bloomberg Baa U.S. Corporate Bond Index▼ (Broad Market/Style-Specific Index)	-10.31
Market Price Discount/Premium to NAV as of 2/28/23	0.00

Source(s): ▼FactSet Research Systems Inc.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month‑end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

    Since the Fund is a closed‑end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

Market conditions and your Fund
The beginning of the fiscal year was headlined by a historic rise in inflation along with global geopolitical and economic tensions. Inflation, as measured by the Consumer Price Index, reached 8.5%,1 its highest level in over 40 years. In response, the US Federal Reserve (the Fed) shifted to tighter monetary policy, hiking its Fed funds rate by 0.25%,2 its first increase since 2018. Geopolitical and economic tensions between Ukraine and Russia culminated with the latter invading Ukrainian territory. World leaders levied sanctions against Russia that had material effects on its fixed income markets, particularly sovereign debt and corporates, and levels of liquidity. The Russia-Ukraine war exacerbated inflationary pressures while also exerting downward pressure on economic growth through a surge in commodity/energy prices. Additionally, surges in COVID‑19 cases in China exacerbated supply chain issues and aggravated inflation. During the first quarter of 2022, the two‑year Treasury yield rose significantly from 0.78% to 2.28%, while the 10‑year Treasury increased slightly from 1.63% to 2.32%.3
In the second quarter of 2022, the macro backdrop of tightening financial conditions and slowing economic growth was negative for credit asset classes. Inflation increased further to 9.1% and fixed income markets experienced significant negative performance as bond sectors felt the impact of rising interest rates with negative performance ranging from ‑0.9% (Bloomberg Asset-Backed Securities) to ‑9.8% (Bloomberg US Corporate High Yield).4 Credit spreads increased across all major credit-sensitive sectors, reflecting anticipation of an economic slowdown and increasing concerns about recession risk, with corporate spreads ending the second quarter of 2022 above their long-term historical average. The Fed continued its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing to not push the economy into a recession. The Fed aggressively raised its Fed funds rate during the fiscal year: a 0.50% hike in May, three 0.75% hikes in June, July and November, the largest hikes since 1994, a 0.50% hike in December, and a 0.25% hike in January to a target Fed funds rate of 4.50% to 4.75%, the highest since 2006.2 At their January 2023 meeting, the Fed indicated that there were signs of inflation coming down, but not enough to counter the need for more interest rate increases. While rates remained elevated across all maturities on the yield curve, the two‑year Treasury rates increased from 1.44% to 4.81% during the fiscal year, while 10‑year Treasury rates increased from 1.83% to 3.92%.3 At the end of the fiscal year, the yield curve remained inverted, which historically has been an indicator of a potential recession. However, attractive yields and encouraging macroeconomic data show signs of a possible rebound for fixed income markets, in our opinion.
The Fund, at NAV, generated negative returns for the fiscal year but outperformed its broad market/style-specific benchmark, the Bloomberg Baa U.S. Corporate Bond Index.
Positioning and security selection in corporate bonds were the primary contributors to Fund performance relative to the broad market/style-specific benchmark during the fiscal year. In particular, underweight allocations to the communications and consumer cyclical sub‑sectors contributed most to Fund performance while an overweight allocation to the banking sub‑sector and an underweight to the consumer non‑cyclical sub‑sector detracted most from Fund performance. Security selection within the banking and energy sub‑sectors contributed most to Fund performance while security selection within the consumer non‑cyclical and REITs sub‑sectors detracted most from Fund performance. Additionally, an overweight in Treasuries and other government-related assets detracted from Fund performance due to a flattening of the yield curve and elevated inflation.
The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. During the fiscal year, duration of the portfolio was maintained in‑line with the broad market/style-specific benchmark, on average, and the timing of changes and the degree of variance from the Fund’s broad market/style-specific benchmark had a small positive effect on relative returns. We believe buying and selling US Treasury futures was an important tool used for the management of interest rate risk and to maintain our targeted portfolio duration during the fiscal year.
Part of the Fund’s strategy in seeking to manage currency risk in the portfolio during the fiscal year entailed purchasing and selling currency derivatives. Management of currency risk was carried out via currency forwards on an as‑needed basis and we believe it was effective in managing the currency positioning within the Fund during the fiscal year. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and maybe less liquid than traditional securities.
We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because of interest rate volatility to combat inflation. The degree to which the value of fixed income securities may decline due to

2	Invesco Bond Fund

rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments and/or the market price of the Fund’s shares.
Thank you for investing in Invesco Bond Fund and for sharing our long-term investment horizon.

1	Source: US Bureau of Labor Statistics

2	Source: Federal Reserve of Economic Data

3	Source: US Department of the Treasury

4	Source: Bloomberg LP

Portfolio manager(s):
Matt Brill
Chuck Burge
Michael Hyman
Todd Schomberg
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Bond Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment
Fund and index data from 2/28/13

1	Source: FactSet Research Systems Inc.

Past performance cannot guarantee future results. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Bond Fund

Average Annual Total Returns
As of 2/28/23
	NAV	Market
10 Years	3.22%	3.36%
5 Years	1.86	3.38
1 Year	-10.07	-3.92
The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month‑end performance.
    Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

5	Invesco Bond Fund

Supplemental Information
∎	Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports, visit invesco.com/fundreports.

About indexes used in this report
∎	The Bloomberg Baa U.S. Corporate Bond Index measures the Baa‑rated, fixed-rate, taxable corporate bond market.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Changes to the Trust’s Governing Documents
At a meeting held on September 19‑20, 2022, the Trust’s Board of Trustees (the “Board”) approved changes to the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and the Trust’s Amended and Restated Bylaws (the “Bylaws”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Declaration of Trust or Bylaws, as applicable. The following is a summary of certain of these changes. This information may not reflect all of the changes that have occurred since you purchased the Trust.

Declaration of Trust
The Trust’s Declaration of Trust was amended to provide as follows:

∎
“Majority Trustee Vote” means: (a) with respect to a vote of the Board, a vote of the majority of the Trustees then in office, and, if there is one or more Continuing Trustees, a separate vote of a majority of the Continuing Trustees; and (b) with respect to a vote of a committee or sub‑committee of the Board, a vote of the majority of the members of such committee or subcommittee, and, if there is one or more Continuing Trustees on such committee or sub‑committee, a separate vote of a majority of the Continuing Trustees that are members of such committee or sub‑committee.

∎	“Management Trustee” is a Trustee who has present or former associations with the Trust’s Investment Adviser as causes such person to be an Interested Person of the Trust or its Investment Adviser.
∎
If a pre‑suit demand upon the Board to bring a derivative action is not required under Section 2.4(a) of the Declaration of Trust, Shareholders eligible to bring such derivative action under the Delaware Act who hold at least 10% of the outstanding Shares of the Trust shall join in the demand for the Board to commence such action.

∎
Shareholders who hold at least 10% of the outstanding Shares of the Trust and have obtained authorization from the Trustees can bring or maintain a direct action or claim for monetary damages against the Trust or the Trustees predicated upon an express or implied right of action under the Declaration of Trust or the 1940 Act.

∎
With respect to any direct actions or claims, the Board shall be entitled to retain counsel or other advisors in considering the merits of any request for authorization to bring a direct action and may require an undertaking by the Shareholders making such request to reimburse the Trust for the fees and expense of any such counsel or other advisors and other out of pocket expenses of the Trust, in the event that the Board determines not to bring such action.

∎
The Trust is permitted to redeem or repurchase Shares of any Shareholder liable to the Trust under Section 2.5 of the Declaration of Trust at a value determined by the Board in accordance with the 1940 Act and other applicable law, and to set off against and retain any distributions otherwise payable to any Shareholder liable to the Trust under Section 2.5 of the Declaration of Trust, in payment of amounts due under Section 2.5 of the Declaration of Trust.

∎
For purposes of Section 2.5 of the Declaration of Trust, the Board may designate a committee of one Trustee to consider a Shareholder request for authorization to bring a direct action if necessary to create a committee with a majority of Trustees who are “independent trustees” (as such term in defined in the Delaware Act).

∎
The term of any Trustee standing for re‑election who fails to receive sufficient votes to be elected to office due to a lack of quorum or a failure of such Trustee or any successor Trustee to such Trustee to receive the required Shareholder vote set forth in the Declaration of Trust shall continue until the annual meeting held in the third succeeding year and until a successor Trustee to such Trustee is duly elected and shall have qualified.

∎
In the event that any Trust Property is held by the Trustees, the right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee.

∎
Without limiting the Section 4.1 of the Declaration of the Trust and subject to any applicable limitation in the Governing Instrument or applicable law, the Trustees shall have power and authority, [among others], to establish one or more committees or sub‑committees, to delegate any of the powers of the Trustees to said committees or sub‑committees and to adopt a written charter for one or more of such committees or subcommittees governing its membership, duties and operations and any other characteristics as the Trustees may deem proper, each of which committees of shall be comprised of one or more members as determined by the Trustees and sub‑committees shall be comprised of one or more members as determined by the committee or such subcommittee (which may be less than the whole number of Trustees then in office), and may be empowered to act for and bind the Trustees and the Trust as if the acts of such committee or sub‑committee were the acts of all the Trustees then in office.

∎
In accordance with Section 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any Shareholder or any person claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, the Declaration of Trust or the Trust, any class or any Shares, including any claim of any nature against the Trust, any Class, the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, provided,

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Bond Fund

however, that unless the Trust consents in writing to the selection of an alternative forum, the United States District Court for the Southern District of New York shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the federal securities laws, and all Shareholders and other such Persons hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further, IN CONNECTION WITH ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN ANY SUCH COURT, ALL SHAREHOLDERS AND ALL OTHER SUCH PERSONS HEREBY IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY TO THE FULLEST EXTENT PERMITTED BY LAW.

Bylaws
The Trust’s Bylaws were amended to provide as follows:
∎
The Board may, by resolution passed by a Majority Trustee Vote, establish one or more sub‑committees of each such Committee, and the membership, duties and operations of each such sub‑committee shall be set forth in the written Charter of the applicable Committee. The Board may, by resolution passed by a Majority Trustee Vote, designate one or more additional committees, including ad hoc committees to address specified issues, each of which may, if deemed advisable by the Board of Trustees, have a written charter.

∎
The Trustees may, in their sole discretion, determine that a meeting of Shareholders may be held partly or solely by means of remote communications. If authorized by the Trustees, in their sole discretion, and subject to such guidelines and procedures as the Trustees may adopt, Shareholders and proxyholders not physically present at a meeting of Shareholders may, by means of remote communications: (a) participate in a meeting of Shareholders; and (b) be deemed present in person and vote at a meeting of Shareholders whether such meeting is to be held at a designated place or solely by means of remote communications, provided that: (i) the Trust shall implement such measures as the Trustees deem to be reasonable (A) to verify that each person deemed present and permitted to vote at the meeting by means of remote communications is a Shareholder or proxyholder; and (B) to provide such Shareholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the Shareholders; and (ii) if any Shareholder or proxyholder votes or takes other action at the meeting by means of remote communications, a record of such vote or other action shall be maintained by the Trust. The Trustees may, in their sole discretion, notify Shareholders of any postponement, adjournment or a change of the place of a meeting of Shareholders (including a change to hold the meeting solely by means of remote communications) by a document publicly filed by the Trust with the Commission without the requirement of any further notice under the Bylaws.

∎
Any Shareholder desiring to nominate any person or persons (as the case may be) for election as a Trustee or Trustees of the Trust shall deliver, as part of such Shareholder Notice, a statement in writing with respect to the person or persons to be nominated, together with any persons to be designated as a proposed substitute nominee in the event that a proposed nominee is unwilling or unable to serve, including by reason of any disqualification (a “Proposed Nominee”) and any Proposed Nominee Associated Person setting forth all information required by the Bylaws, including:

– information required by the Bylaws with respect to any Proposed Nominee Associated Person;
– information to establish to the satisfaction of the Board of Trustees that the Proposed Nominee satisfies the trustee qualifications as set out in the Declaration of Trust;
– any other information relating to such Proposed Nominee or Proposed Nominee Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of trustees in an election contest pursuant to Section 14 of the Exchange Act (even if an election contest is not involved); and
– written and signed certification of each Proposed Nominee that (i) all information regarding such Proposed Nominee included in and/or accompanying the shareholder notice is true, complete and accurate, (ii) such Proposed Nominee is not, and will not become a party to, any agreement, arrangement or understanding (whether written or oral) with any person other than the Trust in connection with service or action as a Trustee of the Trust that has not been disclosed to the Trust, (iii) the Proposed Nominee satisfies the qualifications of persons nominated or seated as trustees as set forth in the Declaration of Trust at the time of their nomination, and (iv) such Proposed Nominee will continue to satisfy the qualifications of persons nominated or seated as trustees as set forth in the Declaration of Trust at the time of their election, if elected.
∎
Any Shareholder who gives a Shareholder Notice of any matter proposed to be brought before the meeting or to elect Proposed Nominees shall deliver, as part of such Shareholder Notice, all statements and representations required by the Bylaws, including:

– any other information relating to such Shareholder, such beneficial owner, or any Shareholder Associated Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies by such Person with respect to the proposed business to be brought by such Person before the annual meeting pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, whether or not such Person intends to deliver a proxy statement or solicit proxies;
– a statement in writing with respect to the Shareholder and the beneficial owner, if any, on whose behalf the proposal is being made setting forth, among other requirements, the name and address of such Shareholder, as they appear on the Trust’s books, and of such beneficial owner and of any Shareholder Associated Person; the number and class of Shares with respect to such Shares, which are owned beneficially and of record by such Shareholder, such beneficial owner, and any Shareholder Associated Person; the name of each nominee holder of Shares owned beneficially but not of record by such Shareholder, beneficial owner, or any Shareholder Associated Person, and the number and class of such Shares; and other information related to the foregoing as required by the Bylaws;
– a description of any agreement, arrangement or understanding, whether written or oral (including any derivative or short positions, profit interests, options or similar rights and borrowed or loaned shares) that has been entered into as of the date of the Shareholder Notice by, or on behalf of, such Shareholder, such beneficial owners, or any Shareholder Associated Person (i) the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power or pecuniary or economic interest of such Shareholder or, such beneficial owner, or any Shareholder Associated Person; or (ii) related to such proposal; and
– a description of all agreements, arrangements, or understandings (whether written or oral) between or among such Shareholder, such beneficial owners, or any Shareholder Associated Person, and any other person or persons (including their names) in connection with the proposal of such business and any material interest of such person or any Shareholder Associated Person, in such business, including any anticipated benefit therefrom to such person, or any Shareholder Associated Person.

7	Invesco Bond Fund

∎
A Shareholder providing notice of any nomination or other business proposed to be brought before an annual meeting of Shareholders shall further update and supplement such notice, if necessary, so that, with respect to nominations of persons for election as a Trustee, any additional information reasonably requested by the Board to determine that each person whom the Shareholder proposes to nominate for election as a Trustee is qualified to act as a Trustee, including information reasonably requested by the Board to determine that such proposed candidate has met the trustee qualifications as set out in the Declaration of Trust, is provided, and such update and supplement shall be received by the Secretary at the principal executive offices of the Trust not later than five (5) business days after the request by the Board for additional information regarding trustee qualifications has been delivered to, or mailed and received by, such Shareholder providing notice of any nomination.

∎
Notwithstanding the foregoing provisions of this Article and without limiting the generality of any other requirements herein, unless otherwise required by law, a Shareholder shall be disqualified from bringing any business proposed to be brought before a meeting if any of the information in such Shareholder’s notice, or provided in connection therewith, is not correct and complete or if such Shareholder does not comply fully with the representations in such notice.

For the purposes of the foregoing changes, a “Proposed Nominee Associated Person” of any Proposed Nominee shall mean (A) any person acting in concert with such Proposed Nominee, (B) any direct or indirect beneficial owner of Shares owned of record or beneficially by such Proposed Nominee or person acting in concert with the Proposed Nominee and (C) any person controlling, controlled by or under common control with such Proposed Nominee or a Proposed Nominee Associated Person.
For the purposes of the foregoing changes, a “Shareholder Associated Person” of any beneficial or record shareholder shall mean (A) any person acting in concert with such shareholder, (B) any direct or indirect beneficial owner of Shares owned of record or beneficially by such shareholder or any person acting in concert with such shareholder, (C) any person controlling, controlled by or under common control with such shareholder or a Shareholder Associated Person and (D) any member of the immediate family of such shareholder or Shareholder Associated Person.
The Trust’s Declaration of Trust and Bylaws contain other provisions, including all requirements for the conduct of shareholder meetings, and are available in their entirety upon request to the Trust’s Secretary, c/o Invesco Advisers, Inc., 11 Greenway Plaza, Suite 1000 Houston, TX 77046.

Application of Control Share Provisions
Effective August 1, 2022, the Trust became automatically subject to newly enacted control share acquisition provisions within the Delaware Statutory Trust Act (the “Control Share Provisions”). In general, the Control Share Provisions limit the ability of holders of “control beneficial interests” to vote their shares of a fund above various threshold levels that start at 10% unless the other shareholders of such fund vote to reinstate those rights. “Control beneficial interests” are aggregated to include the holdings of related parties and shares acquired before the effective date of the Control Share Provisions. A fund’s board of trustees may exempt acquisitions from the application of the Control Share Provisions.
    The Control Share Provisions require shareholders to disclose any control share acquisition to the Trust within 10 days of such acquisition and, upon request, to provide any related information that the Trust’s Board reasonably believes is necessary or desirable.
    The foregoing is only a summary of certain aspects of the Control Share Provisions. Shareholders should consult their own legal counsel with respect to the application of the Control Share Provisions to their beneficial interests of the Trust and any subsequent acquisitions of beneficial interests.

8	Invesco Bond Fund

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed‑end Fund (the Fund). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits
∎	Add to your account:
You may increase your shares in your Fund easily and automatically with the Plan.
∎	Low transaction costs:
Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition , transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.
∎	Convenience:
You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/closed‑end.
∎	Safekeeping:
The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan
If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” - in the name of your brokerage firm, bank, or other financial institution - you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/closed‑end, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed‑End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. If you are writing to us, please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works
If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Fund is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:
1.	Premium: If the Fund is trading at a premium - a market price that is higher than its NAV ‑you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Fund is trading at a discount - a market price that is lower than its NAV ‑ you’ll pay the market price for your reinvested shares.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. If the Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount , the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
    Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/closed‑end or by writing to Invesco Closed‑End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.
If you opt to continue to hold your non‑certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.

2.
If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.
You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Fund and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.
    To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/closed‑end.

9	Invesco Bond Fund

Fund Information

Portfolio Composition
By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	90.36%

Preferred Stocks	4.62

U.S. Treasury Securities	1.73

Security Types Each Less Than 1% of Portfolio	1.63

Money Market Funds Plus Other Assets Less Liabilities	1.66

Top Five Debt Issuers*
% of total net assets

1. Bank of America Corp.	2.46%

2. U.S. Treasury	1.49%

3. Amgen, Inc.	1.40

4. JPMorgan Chase & Co.	1.26

5. Goldman Sachs Group, Inc. (The)	1.25
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings, if any.
Data presented here are as of February 28, 2023.

10	Invesco Bond Fund

Schedule of Investments(a)
February 28, 2023

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–90.36%
Advertising–0.38%

Clear Channel Outdoor Holdings, Inc., 5.13%, 08/15/2027(b)	$44,000	$ 39,312

Interpublic Group of Cos., Inc. (The), 4.75%, 03/30/2030	429,000	409,485
Lamar Media Corp.,
4.00%, 02/15/2030	221,000	190,259
3.63%, 01/15/2031	88,000	72,560
		711,616

Aerospace & Defense–1.57%
Boeing Co. (The),
2.75%, 02/01/2026	111,000	102,927
2.20%, 02/04/2026	153,000	139,016
3.63%, 02/01/2031	303,000	265,886
5.93%, 05/01/2060	460,000	430,408

Huntington Ingalls Industries, Inc., 3.84%, 05/01/2025	334,000	320,933
Lockheed Martin Corp.,
4.15%, 06/15/2053	104,000	89,551
5.70%, 11/15/2054	159,000	172,322
4.30%, 06/15/2062	122,000	105,792
5.90%, 11/15/2063	159,000	175,793

Northrop Grumman Corp., 4.95%, 03/15/2053	96,000	90,593
Raytheon Technologies Corp.,
5.15%, 02/27/2033	370,000	368,344
5.38%, 02/27/2053	277,000	278,436
TransDigm, Inc.,
6.25%, 03/15/2026(b)	116,000	114,599
6.38%, 06/15/2026	48,000	46,599
6.75%, 08/15/2028(b)	213,000	212,201
		2,913,400

Air Freight & Logistics–0.43%
United Parcel Service, Inc.,
4.88%, 03/03/2033	260,000	258,372
5.05%, 03/03/2053	554,000	547,404
		805,776

Airlines–1.83%
American Airlines Pass-Through Trust,
Series 2021‑1, Class B, 3.95%, 07/11/2030	217,740	190,956
Series 2021‑1, Class A, 2.88%, 07/11/2034	202,423	167,414

American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(b)	169,000	164,655
British Airways Pass-Through Trust (United Kingdom),
Series 2019‑1, Class AA, 3.30%, 12/15/2032(b)	388,292	334,797
Series 2021‑1, Class A, 2.90%, 03/15/2035(b)	144,651	119,449

Delta Air Lines Pass-Through Trust, Series 2020‑1, Class AA, 2.00%, 06/10/2028	113,119	99,119

	Principal Amount	Value
Airlines–(continued)
Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/2025(b)	$383,325	$ 372,537
4.75%, 10/20/2028(b)	526,568	500,555
United Airlines Pass-Through Trust,
Series 2016‑1, Class B, 3.65%, 01/07/2026	227,560	210,543
Series 2020‑1, Class A, 5.88%, 10/15/2027	414,993	412,733
Series 2018‑1, Class AA, 3.50%, 03/01/2030	285,617	256,314
Series 2019‑1, Class A, 4.55%, 08/25/2031	223,810	201,202
Series 2019‑1, Class AA, 4.15%, 08/25/2031	384,042	347,100

United Airlines, Inc., 4.38%, 04/15/2026(b)	5,000	4,710

		3,382,084

Alternative Carriers–0.02%

Lumen Technologies, Inc., Series P, 7.60%, 09/15/2039	77,000	38,238

Aluminum–0.04%

Novelis Corp., 3.25%, 11/15/2026(b)	93,000	82,077

Apparel Retail–0.04%

Gap, Inc. (The), 3.63%, 10/01/2029(b)	112,000	82,260

Application Software–0.18%

NCR Corp., 5.75%, 09/01/2027(b)	85,000	82,474

Open Text Corp. (Canada), 6.90%, 12/01/2027(b)	73,000	73,796

salesforce.com, inc., 2.90%, 07/15/2051	156,000	105,040

SS&C Technologies, Inc., 5.50%, 09/30/2027(b)	86,000	81,015

		342,325

Asset Management & Custody Banks–1.21%

Affiliated Managers Group, Inc., 4.25%, 02/15/2024	779,000	767,588
Ameriprise Financial, Inc.,
3.00%, 04/02/2025	131,000	125,382
4.50%, 05/13/2032	123,000	119,857

Apollo Management Holdings L.P., 4.95%, 01/14/2050(b)(c)	50,000	43,154
Ares Capital Corp.,
2.88%, 06/15/2028	35,000	28,776
3.20%, 11/15/2031	40,000	30,548
Bank of New York Mellon Corp. (The),
4.54%, 02/01/2029(c)	277,000	269,304
5.83%, 10/25/2033(c)	232,000	241,769
Series I, 3.75%(c)(d)	287,000	240,362

Blackstone Secured Lending Fund, 2.13%, 02/15/2027	330,000	278,087

Carlyle Holdings II Finance LLC, 5.63%, 03/30/2043(b)	40,000	36,668

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Bond Fund

	Principal Amount	Value
Asset Management & Custody Banks–(continued)

State Street Corp., 4.82%, 01/26/2034(c)	$61,000	$ 58,856

		2,240,351

Auto Parts & Equipment–0.26%

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 4.75%, 04/01/2028(b)	150,000	133,260

Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	30,000	29,858

Nemak S.A.B. de C.V. (Mexico), 3.63%, 06/28/2031(b)	261,000	196,896

NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	139,000	124,027

		484,041

Automobile Manufacturers–2.25%
Allison Transmission, Inc.,
4.75%, 10/01/2027(b)	33,000	30,643
3.75%, 01/30/2031(b)	176,000	146,307

BMW US Capital LLC (Germany), 3.70%, 04/01/2032(b)	101,000	91,465
Ford Motor Co.,
4.35%, 12/08/2026	160,000	152,920
3.25%, 02/12/2032	89,000	67,571
6.10%, 08/19/2032	360,000	335,598
4.75%, 01/15/2043	71,000	51,872
Ford Motor Credit Co. LLC,
4.39%, 01/08/2026	206,000	194,009
7.35%, 11/04/2027	281,000	285,384
7.35%, 03/06/2030	200,000	202,766

General Motors Financial Co., Inc., 5.00%, 04/09/2027	226,000	220,485
Hyundai Capital America,
4.30%, 02/01/2024(b)	1,311,000	1,294,345
2.00%, 06/15/2028(b)	178,000	148,362

J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	166,000	160,149

Nissan Motor Acceptance Co. LLC, 1.85%, 09/16/2026(b)	159,000	134,821

PACCAR Financial Corp., 4.60%, 01/10/2028	134,000	133,080
Toyota Motor Credit Corp.,
4.63%, 01/12/2028	227,000	224,190
4.70%, 01/12/2033	83,000	81,482

Volkswagen Group of America Finance LLC (Germany), 4.35%, 06/08/2027(b)	213,000	204,489

		4,159,938

Automotive Retail–0.56%
Asbury Automotive Group, Inc.,
4.50%, 03/01/2028	23,000	20,603
4.63%, 11/15/2029(b)	71,000	61,810

AutoZone, Inc., 4.75%, 08/01/2032	168,000	160,436

Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	177,000	152,154

LCM Investments Holdings II LLC, 4.88%, 05/01/2029(b)	183,000	148,906

Lithia Motors, Inc., 3.88%, 06/01/2029(b)	240,000	200,771

	Principal Amount	Value
Automotive Retail–(continued)
Sonic Automotive, Inc.,
4.63%, 11/15/2029(b)	$211,000	$ 174,283
4.88%, 11/15/2031(b)	157,000	125,093
		1,044,056

Biotechnology–1.40%
Amgen, Inc.,
5.25%, 03/02/2025	167,000	166,657
5.15%, 03/02/2028	319,000	317,836
5.25%, 03/02/2030	145,000	144,349
5.25%, 03/02/2033	351,000	348,694
5.60%, 03/02/2043	287,000	283,591
5.65%, 03/02/2053	635,000	630,224
5.75%, 03/02/2063	704,000	694,823
		2,586,174

Brewers–0.09%

Anadolu Efes Biracilik ve Malt Sanayii A.S. (Turkey), 3.38%, 06/29/2028(b)	215,000	167,260

Cable & Satellite–1.68%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.00%, 02/01/2028(b)	31,000	28,123
6.38%, 09/01/2029(b)	197,000	183,876
4.75%, 03/01/2030(b)	102,000	85,877
4.50%, 08/15/2030(b)	124,000	102,121
7.38%, 03/01/2031(b)	186,000	180,556
4.50%, 05/01/2032	221,000	175,143
4.50%, 06/01/2033(b)	24,000	18,695
4.25%, 01/15/2034(b)	27,000	20,238
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.,
5.38%, 04/01/2038	42,000	35,183
3.50%, 06/01/2041	189,000	123,793
3.50%, 03/01/2042	201,000	129,843
5.75%, 04/01/2048	255,000	213,254
3.90%, 06/01/2052	185,000	117,042
3.85%, 04/01/2061	252,000	148,651
Comcast Corp.,
5.50%, 11/15/2032	426,000	438,048
2.80%, 01/15/2051	79,000	50,483
2.89%, 11/01/2051	311,000	201,570

Cox Communications, Inc., 1.80%, 10/01/2030(b)	18,000	13,893
CSC Holdings LLC,
5.25%, 06/01/2024	94,000	91,165
5.75%, 01/15/2030(b)	200,000	114,773

DISH DBS Corp., 5.13%, 06/01/2029	136,000	80,495

Gray Escrow II, Inc., 5.38%, 11/15/2031(b)	134,000	99,649
Sirius XM Radio, Inc.,
3.13%, 09/01/2026(b)	69,000	61,074
4.00%, 07/15/2028(b)	70,000	59,913

Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 05/15/2029(b)	200,000	181,412

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Bond Fund

	Principal Amount	Value
Cable & Satellite–(continued)

VZ Secured Financing B.V. (Netherlands), 5.00%, 01/15/2032(b)	$200,000	$ 164,684

		3,119,554

Casinos & Gaming–0.13%

Everi Holdings, Inc., 5.00%, 07/15/2029(b)	87,000	76,596

Mohegan Tribal Gaming Authority, 8.00%, 02/01/2026(b)	86,000	80,647

Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/2029(b)	93,000	83,294

		240,537

Commodity Chemicals–0.12%

Mativ Holdings, Inc., 6.88%, 10/01/2026(b)	251,000	231,530

Computer & Electronics Retail–0.57%
Dell International LLC/EMC Corp.,
6.02%, 06/15/2026	668,000	676,450
8.35%, 07/15/2046	8,000	9,091
3.45%, 12/15/2051(b)	76,000	46,507
Leidos, Inc.,
2.30%, 02/15/2031	173,000	134,981
5.75%, 03/15/2033	189,000	186,759
		1,053,788

Construction & Engineering–0.06%

AECOM, 5.13%, 03/15/2027	24,000	22,976

Howard Midstream Energy Partners LLC, 6.75%, 01/15/2027(b)	90,000	85,796

		108,772

Construction Materials–0.20%

CRH America Finance, Inc. (Ireland), 3.95%, 04/04/2028(b)	384,000	361,785

Consumer Finance–0.60%
Ally Financial, Inc.,
5.13%, 09/30/2024	34,000	33,724
4.63%, 03/30/2025	223,000	218,371
2.20%, 11/02/2028	24,000	19,572
American Express Co.,
2.55%, 03/04/2027	89,000	80,613
4.42%, 08/03/2033(c)	353,000	330,480

Capital One Financial Corp., 5.27%, 05/10/2033(c)	45,000	42,650

FirstCash, Inc., 5.63%, 01/01/2030(b)	88,000	77,966
OneMain Finance Corp.,
6.88%, 03/15/2025	50,000	48,861
7.13%, 03/15/2026	153,000	148,883
3.88%, 09/15/2028	48,000	38,208
5.38%, 11/15/2029	90,000	75,917
		1,115,245

Copper–0.11%

Freeport-McMoRan, Inc., 4.38%, 08/01/2028	25,000	23,230

	Principal Amount	Value
Copper–(continued)

PT Freeport Indonesia (Indonesia), 5.32%, 04/14/2032(b)	$200,000	$ 184,942

		208,172

Data Processing & Outsourced Services–0.18%
Clarivate Science Holdings Corp.,
3.88%, 07/01/2028(b)	72,000	62,197
4.88%, 07/01/2029(b)	89,000	76,980

PayPal Holdings, Inc., 5.05%, 06/01/2052	203,000	185,059

		324,236

Department Stores–0.09%
Macy’s Retail Holdings LLC,
5.88%, 04/01/2029(b)	47,000	42,745
5.88%, 03/15/2030(b)	42,000	37,077
6.13%, 03/15/2032(b)	7,000	6,029
4.50%, 12/15/2034	95,000	69,099
4.30%, 02/15/2043	28,000	17,243
		172,193

Distributors–0.01%

Genuine Parts Co., 2.75%, 02/01/2032	14,000	11,327

Diversified Banks–13.07%

Africa Finance Corp. (Supranational), 4.38%, 04/17/2026(b)	1,080,000	1,013,288
African Export-Import Bank (The) (Supranational),
2.63%, 05/17/2026(b)	211,000	189,286
3.80%, 05/17/2031(b)	200,000	165,660
Australia and New Zealand Banking Group Ltd. (Australia),
6.74%, 12/08/2032(b)	325,000	336,274
6.75%(b)(c)(d)	765,000	760,284

Banco do Brasil S.A. (Brazil), 3.25%, 09/30/2026(b)	263,000	239,593
Bank of America Corp.,
4.38%, 04/27/2028(c)	334,000	319,492
4.95%, 07/22/2028(c)	257,000	251,494
2.57%, 10/20/2032(c)	98,000	78,071
2.97%, 02/04/2033(c)	94,000	76,972
4.57%, 04/27/2033(c)	306,000	284,595
5.02%, 07/22/2033(c)	374,000	360,001
2.48%, 09/21/2036(c)	159,000	119,208
3.85%, 03/08/2037(c)	53,000	44,757
7.75%, 05/14/2038	765,000	904,393
2.68%, 06/19/2041(c)	75,000	51,459
Series AA, 6.10%(c)(d)	1,140,000	1,131,450
Series DD, 6.30%(c)(d)	325,000	328,656
Series TT, 6.13%(c)(d)	611,000	597,130

Bank of China Ltd. (China), 5.00%, 11/13/2024(b)	540,000	533,345

Bank of Nova Scotia (The) (Canada), 8.63%, 10/27/2082(c)	418,000	441,923

Barclays PLC (United Kingdom), 8.00%(c)(d)	332,000	326,256

BBVA Bancomer S.A. (Mexico), 4.38%, 04/10/2024(b)	385,000	379,129

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
BPCE S.A. (France),
5.98%, 01/18/2027(b)(c)	$313,000	$ 312,801
2.28%, 01/20/2032(b)(c)	260,000	199,316
Citigroup, Inc.,
5.50%, 09/13/2025	902,000	904,107
4.66%, 05/24/2028(c)	188,000	181,940
2.57%, 06/03/2031(c)	33,000	27,083
2.56%, 05/01/2032(c)	137,000	110,098
2.52%, 11/03/2032(c)	66,000	52,123
3.79%, 03/17/2033(c)	245,000	213,174
4.91%, 05/24/2033(c)	213,000	201,990
2.90%, 11/03/2042(c)	98,000	67,903
Series A, 8.87% (3 mo. USD LIBOR + 4.07%)(d)(e)	108,000	108,864
Series V, 4.70%(c)(d)	260,000	237,900
Cooperatieve Rabobank U.A. (Netherlands),
3.65%, 04/06/2028(b)(c)	250,000	233,293
4.66%, 08/22/2028(b)(c)	253,000	244,450
3.76%, 04/06/2033(b)(c)	250,000	217,654

HSBC Holdings PLC (United Kingdom), 6.00%(c)(d)	845,000	783,738
JPMorgan Chase & Co.,
4.32%, 04/26/2028(c)	327,000	313,653
4.85%, 07/25/2028(c)	273,000	266,676
2.58%, 04/22/2032(c)	133,000	107,841
4.59%, 04/26/2033(c)	218,000	203,315
4.91%, 07/25/2033(c)	419,000	401,388
5.72%, 09/14/2033(c)	534,000	530,955
Series W, 5.86% (3 mo. USD LIBOR + 1.00%), 05/15/2047(e)	598,000	506,805

KeyBank N.A., 4.90%, 08/08/2032	362,000	340,974
Mitsubishi UFJ Financial Group, Inc. (Japan),
5.02%, 07/20/2028(c)	223,000	218,390
1.80%, 07/20/2033(c)	306,000	295,749

Mizuho Financial Group, Inc. (Japan), 5.67%, 09/13/2033(c)	365,000	365,713

National Australia Bank Ltd. (Australia), 6.43%, 01/12/2033(b)	302,000	305,520

Natwest Group PLC (United Kingdom), 6.02%, 03/02/2034(c)	202,000	202,486
Nordea Bank Abp (Finland),
5.38%, 09/22/2027(b)	200,000	199,612
6.63%(b)(c)(d)	208,000	202,443

Royal Bank of Canada (Canada), 5.00%, 02/01/2033	412,000	402,710

Societe Generale S.A. (France), 9.38%(b)(c)(d)	200,000	211,440
Standard Chartered PLC (United Kingdom),
3.27%, 02/18/2036(b)(c)	471,000	379,889
4.30%(b)(c)(d)	393,000	320,138
7.75%(b)(c)(d)	459,000	457,822
7.75%(b)(c)(d)	406,000	407,522
Sumitomo Mitsui Financial Group, Inc. (Japan),
2.14%, 09/23/2030	50,000	39,377
5.77%, 01/13/2033	632,000	637,611

Swedbank AB (Sweden), 5.34%, 09/20/2027(b)	213,000	210,483

Toronto-Dominion Bank (The) (Canada), 8.13%, 10/31/2082(c)	340,000	355,725

	Principal Amount	Value
Diversified Banks–(continued)
U.S. Bancorp,
4.55%, 07/22/2028(c)	$272,000	$ 264,642
4.97%, 07/22/2033(c)	209,000	199,513
5.85%, 10/21/2033(c)	370,000	381,716
2.49%, 11/03/2036(c)	397,000	306,043
Wells Fargo & Co.,
4.81%, 07/25/2028(c)	158,000	153,912
4.90%, 07/25/2033(c)	155,000	148,129
5.38%, 11/02/2043	1,421,000	1,345,340
4.75%, 12/07/2046	277,000	237,976
4.61%, 04/25/2053(c)	271,000	235,134

Westpac Banking Corp. (Australia), 5.41%, 08/10/2033(c)	24,000	23,003

		24,208,795

Diversified Capital Markets–2.48%
Credit Suisse AG (Switzerland),
7.95%, 01/09/2025	547,000	552,669
5.00%, 07/09/2027	405,000	371,480
7.50%, 02/15/2028	431,000	435,516
Credit Suisse Group AG (Switzerland),
4.19%, 04/01/2031(b)(c)	280,000	222,262
4.50%(b)(c)(d)	468,000	273,148
5.10%(b)(c)(d)	478,000	297,149
5.25%(b)(c)(d)	448,000	309,747
7.50%(b)(c)(d)	592,000	518,740
9.75%(b)(c)(d)	275,000	249,535

Macquarie Bank Ltd. (Australia), 6.13%(b)(c)(d)	530,000	486,815

OWL Rock Core Income Corp., 4.70%, 02/08/2027	144,000	131,599
UBS Group AG (Switzerland),
5.71%, 01/12/2027(b)(c)	250,000	249,592
4.75%, 05/12/2028(b)(c)	296,000	285,150
4.38%(b)(c)(d)	258,000	203,301
		4,586,703

Diversified Chemicals–0.50%

Braskem Netherlands Finance B.V. (Brazil), 7.25%, 02/13/2033(b)	200,000	195,386
Celanese US Holdings LLC,
5.90%, 07/05/2024	356,000	355,731
6.05%, 03/15/2025	379,000	377,740
		928,857

Diversified Metals & Mining–0.37%

BHP Billiton Finance (USA) Ltd. (Australia), 4.90%, 02/28/2033	304,000	302,944

Corp. Nacional del Cobre de Chile (Chile), 5.13%, 02/02/2033(b)	200,000	194,710

FMG Resources August 2006 Pty. Ltd. (Australia), 4.38%, 04/01/2031(b)	44,000	37,175
Hudbay Minerals, Inc. (Canada),
4.50%, 04/01/2026(b)	5,000	4,494
6.13%, 04/01/2029(b)	86,000	76,014

Teck Resources Ltd. (Canada), 6.13%, 10/01/2035	78,000	78,641

		693,978

Diversified REITs–1.33%

CubeSmart L.P., 2.50%, 02/15/2032	66,000	51,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Bond Fund

	Principal Amount	Value
Diversified REITs–(continued)
Trust Fibra Uno (Mexico),
5.25%, 12/15/2024(b)	$283,000	$ 277,633
5.25%, 01/30/2026(b)	764,000	729,593
6.39%, 01/15/2050(b)	1,180,000	922,561
VICI Properties L.P.,
4.75%, 02/15/2028	245,000	231,336
4.95%, 02/15/2030	245,000	228,954
5.13%, 05/15/2032	22,000	20,433
		2,462,135

Diversified Support Services–0.09%

Ritchie Bros. Auctioneers, Inc. (Canada), 5.38%, 01/15/2025(b)	172,000	172,236

Drug Retail–0.85%
CVS Pass-Through Trust,
6.04%, 12/10/2028	566,945	571,439
5.77%, 01/10/2033(b)	1,022,080	996,525

		1,567,964

Education Services–0.14%

Grand Canyon University, 3.25%, 10/01/2023	260,000	256,750

Electric Utilities–4.21%

Alfa Desarrollo S.p.A. (Chile), 4.55%, 09/27/2051(b)	200,267	146,996
American Electric Power Co., Inc.,
5.95%, 11/01/2032	158,000	163,094
3.88%, 02/15/2062(c)	476,000	399,332

Connecticut Light and Power Co. (The), 5.25%, 01/15/2053	156,000	156,207

Consolidated Edison Co. of New York, Inc., 6.15%, 11/15/2052	98,000	104,976
Duke Energy Carolinas LLC,
4.95%, 01/15/2033	318,000	313,405
5.35%, 01/15/2053	287,000	283,327
Duke Energy Corp.,
5.00%, 12/08/2027	116,000	115,195
4.30%, 03/15/2028	177,000	169,162
5.00%, 08/15/2052	307,000	273,420
3.25%, 01/15/2082(c)	123,000	97,736

Electricidad Firme de Mexico Holdings S.A. de C.V. (Mexico), 4.90%, 11/20/2026(b)	218,000	195,899

Electricite de France S.A. (France), 6.00%, 01/22/2114(b)	1,755,000	1,598,215
Enel Finance America LLC (Italy),
7.10%, 10/14/2027(b)	204,000	214,318
2.88%, 07/12/2041(b)	305,000	190,623

Enel Finance International N.V. (Italy), 6.80%, 10/14/2025(b)	212,000	217,471

Exelon Corp., 5.60%, 03/15/2053	200,000	195,554

FirstEnergy Corp., Series B, 4.15%, 07/15/2027	160,000	149,423

Mercury Chile Holdco LLC (Chile), 6.50%, 01/24/2027(b)	317,000	304,320
NextEra Energy Capital Holdings, Inc.,
6.05%, 03/01/2025	202,000	203,338
4.63%, 07/15/2027	379,000	368,624
5.00%, 07/15/2032	120,000	115,624

NRG Energy, Inc., 4.45%, 06/15/2029(b)	94,000	83,744

	Principal Amount	Value
Electric Utilities–(continued)

PacifiCorp, 5.35%, 12/01/2053	$675,000	$ 667,043
Southern Co. (The),
5.70%, 10/15/2032	160,000	162,690
Series B, 4.00%, 01/15/2051(c)	320,000	300,848
Series 21‑A, 3.75%, 09/15/2051(c)	117,000	99,984

Tampa Electric Co., 5.00%, 07/15/2052	122,000	113,292
Virginia Electric & Power Co.,
Series B, 3.75%, 05/15/2027	109,000	103,571
Series C, 4.63%, 05/15/2052	85,000	74,848
Vistra Operations Co. LLC,
5.50%, 09/01/2026(b)	50,000	47,810
5.63%, 02/15/2027(b)	29,000	27,513
5.00%, 07/31/2027(b)	55,000	51,150
4.38%, 05/01/2029(b)	96,000	83,044
		7,791,796

Electrical Components & Equipment–0.93%

Acuity Brands Lighting, Inc., 2.15%, 12/15/2030	107,000	84,071

CenterPoint Energy Houston Electric LLC, Series AJ, 4.85%, 10/01/2052	317,000	301,934

EnerSys, 4.38%, 12/15/2027(b)	141,000	128,134
Regal Rexnord Corp.,
6.05%, 04/15/2028(b)	363,000	355,130
6.30%, 02/15/2030(b)	22,000	21,541
6.40%, 04/15/2033(b)	644,000	634,321

Sensata Technologies B.V., 5.88%, 09/01/2030(b)	210,000	199,365

		1,724,496

Electronic Components–1.12%

Corning, Inc., 5.45%, 11/15/2079	2,161,000	1,919,860

Sensata Technologies, Inc., 3.75%, 02/15/2031(b)	176,000	146,892

		2,066,752

Electronic Equipment & Instruments–0.18%

Trimble, Inc., 6.10%, 03/15/2033	212,000	211,565
Vontier Corp.,
2.40%, 04/01/2028	40,000	32,812
2.95%, 04/01/2031	120,000	91,531
		335,908

Electronic Manufacturing Services–0.02%

Jabil, Inc., 3.00%, 01/15/2031	40,000	32,920

Environmental & Facilities Services–0.07%

Clean Harbors, Inc., 6.38%, 02/01/2031(b)	131,000	130,221

Financial Exchanges & Data–0.99%

B3 S.A. - Brasil, Bolsa, Balcao (Brazil), 4.13%, 09/20/2031(b)	225,000	186,694
Intercontinental Exchange, Inc.,
4.00%, 09/15/2027	222,000	216,106
4.35%, 06/15/2029	187,000	181,316
4.60%, 03/15/2033	180,000	171,920
4.95%, 06/15/2052	246,000	233,391
5.20%, 06/15/2062	188,000	185,117

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Bond Fund

	Principal Amount	Value
Financial Exchanges & Data–(continued)
Moody’s Corp.,
4.25%, 08/08/2032	$91,000	$ 84,290
2.75%, 08/19/2041	90,000	62,044
5.25%, 07/15/2044	315,000	301,431
3.75%, 02/25/2052	120,000	91,966
3.10%, 11/29/2061	199,000	123,975
		1,838,250

Food Distributors–0.07%
American Builders & Contractors Supply Co., Inc.,
4.00%, 01/15/2028(b)	86,000	77,052
3.88%, 11/15/2029(b)	57,000	47,087
		124,139

General Merchandise Stores–0.53%
Dollar General Corp.,
4.63%, 11/01/2027	114,000	111,351
5.00%, 11/01/2032	100,000	97,066
5.50%, 11/01/2052	202,000	197,690
Target Corp.,
4.40%, 01/15/2033	374,000	354,901
4.80%, 01/15/2053	233,000	217,896
		978,904

Gold–0.04%

New Gold, Inc. (Canada), 7.50%, 07/15/2027(b)	89,000	76,777

Health Care Equipment–0.29%
Alcon Finance Corp. (Switzerland),
5.38%, 12/06/2032(b)	200,000	200,968
5.75%, 12/06/2052(b)	200,000	203,472

Becton, Dickinson and Co., 4.69%, 02/13/2028	133,000	130,079

		534,519

Health Care Facilities–0.67%

Encompass Health Corp., 4.50%, 02/01/2028	85,000	78,118
HCA, Inc.,
5.00%, 03/15/2024	597,000	593,180
5.38%, 02/01/2025	37,000	36,668
5.25%, 04/15/2025	30,000	29,716
5.88%, 02/15/2026	71,000	70,980
5.38%, 09/01/2026	18,000	17,750
3.50%, 09/01/2030	196,000	168,683
Tenet Healthcare Corp.,
4.88%, 01/01/2026	174,000	165,880
6.13%, 06/15/2030(b)	76,000	72,497
		1,233,472

Health Care REITs–0.26%

CTR Partnership L.P./CareTrust Capital Corp., 3.88%, 06/30/2028(b)	89,000	75,701
Diversified Healthcare Trust,
4.75%, 05/01/2024	43,000	38,517
9.75%, 06/15/2025	40,000	38,805
4.38%, 03/01/2031	45,000	31,241

	Principal Amount	Value
Health Care REITs–(continued)
MPT Operating Partnership L.P./MPT Finance Corp.,
4.63%, 08/01/2029	$110,000	$ 82,365
3.50%, 03/15/2031	114,000	78,259

Omega Healthcare Investors, Inc., 3.25%, 04/15/2033	191,000	136,719

		481,607

Health Care Services–0.38%
Community Health Systems, Inc.,
5.25%, 05/15/2030(b)	63,000	50,495
4.75%, 02/15/2031(b)	42,000	32,495

DaVita, Inc., 3.75%, 02/15/2031(b)	56,000	42,344
Piedmont Healthcare, Inc.,
Series 2032, 2.04%, 01/01/2032	125,000	98,438
Series 2042, 2.72%, 01/01/2042	121,000	83,785
2.86%, 01/01/2052	138,000	90,236

Providence St. Joseph Health Obligated Group, Series 21‑A, 2.70%, 10/01/2051	367,000	218,606

Select Medical Corp., 6.25%, 08/15/2026(b)	85,000	81,272

		697,671

Health Care Supplies–0.05%

Medline Borrower L.P., 3.88%, 04/01/2029(b)	122,000	101,794

Home Improvement Retail–0.74%

Home Depot, Inc. (The), 4.95%, 09/15/2052	147,000	141,342
Lowe’s Cos., Inc.,
5.00%, 04/15/2033	536,000	516,204
5.63%, 04/15/2053	401,000	384,241
5.80%, 09/15/2062	334,000	323,054
		1,364,841

Homebuilding–0.42%
M.D.C. Holdings, Inc.,
3.85%, 01/15/2030	417,000	347,769
6.00%, 01/15/2043	441,000	374,045
3.97%, 08/06/2061	89,000	51,343
		773,157

Hotel & Resort REITs–0.14%
Service Properties Trust,
5.50%, 12/15/2027	196,000	176,829
4.38%, 02/15/2030	108,000	82,638
		259,467

Hotels, Resorts & Cruise Lines–0.18%
Carnival Corp.,
5.75%, 03/01/2027(b)	25,000	20,595
4.00%, 08/01/2028(b)	97,000	82,102

Expedia Group, Inc., 4.63%, 08/01/2027	229,000	218,696

Royal Caribbean Cruises Ltd., 4.25%, 07/01/2026(b)	17,000	14,848

		336,241

Household Products–0.04%

Prestige Brands, Inc., 3.75%, 04/01/2031(b)	98,000	79,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Bond Fund

	Principal Amount	Value
Housewares & Specialties–0.01%

Newell Brands, Inc., 6.38%, 09/15/2027	$15,000	$ 14,936

Hypermarkets & Super Centers–0.24%
Walmart, Inc.,
4.15%, 09/09/2032	250,000	241,130
4.50%, 09/09/2052	217,000	204,724
		445,854

Independent Power Producers & Energy Traders–0.37%

AES Corp. (The), 2.45%, 01/15/2031	79,000	62,815

Calpine Corp., 3.75%, 03/01/2031(b)	160,000	130,055

Clearway Energy Operating LLC, 4.75%, 03/15/2028(b)	97,000	89,121

EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Colombia), 5.38%, 12/30/2030(b)	376,000	240,757

TransAlta Corp. (Canada), 7.75%, 11/15/2029	80,000	81,876

Vistra Corp., 7.00%(b)(c)(d)	92,000	86,150

		690,774

Industrial Conglomerates–0.48%

Bidvest Group UK PLC (The) (South Africa), 3.63%, 09/23/2026(b)	234,000	209,440

Honeywell International, Inc., 5.00%, 02/15/2033	667,000	674,509

		883,949

Industrial Machinery–0.23%

EnPro Industries, Inc., 5.75%, 10/15/2026	167,000	159,545

Flowserve Corp., 2.80%, 01/15/2032	56,000	43,169

Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(b)	11,000	9,522

Weir Group PLC (The) (United Kingdom), 2.20%, 05/13/2026(b)	246,000	215,585

		427,821

Industrial REITs–0.23%

LXP Industrial Trust, 2.38%, 10/01/2031	61,000	46,324

Prologis L.P., 4.63%, 01/15/2033	392,000	379,750

		426,074

Insurance Brokers–0.40%

Alliant Holdings Intermediate LLC/Alliant Holdings Co‑Issuer, 6.75%, 04/15/2028(b)	57,000	55,803

Aon Corp./Aon Global Holdings PLC, 5.35%, 02/28/2033	116,000	116,034
Arthur J. Gallagher & Co.,
5.50%, 03/02/2033	166,000	166,035
5.75%, 03/02/2053	277,000	275,933

Marsh & McLennan Cos., Inc., 6.25%, 11/01/2052	110,000	122,280

		736,085

	Principal Amount	Value
Integrated Oil & Gas–1.72%
BP Capital Markets America, Inc.,
4.81%, 02/13/2033	$420,000	$ 412,722
3.06%, 06/17/2041	164,000	121,490
3.00%, 03/17/2052	150,000	100,855

BP Capital Markets PLC (United Kingdom), 4.38%(c)(d)	317,000	303,018

Ecopetrol S.A. (Colombia), 8.88%, 01/13/2033	520,000	510,126
Occidental Petroleum Corp.,
8.50%, 07/15/2027	15,000	16,109
6.13%, 01/01/2031	193,000	194,639
6.20%, 03/15/2040	104,000	101,540
Petroleos Mexicanos (Mexico),
8.75%, 06/02/2029	419,000	394,130
6.70%, 02/16/2032	263,000	209,318
10.00%, 02/07/2033(b)	160,000	154,304

Petronas Capital Ltd. (Malaysia), 3.40%, 04/28/2061(b)	295,000	208,072

Saudi Arabian Oil Co. (Saudi Arabia), 4.38%, 04/16/2049(b)	346,000	292,793
Shell International Finance B.V. (Netherlands),
2.88%, 11/26/2041	73,000	53,766
3.00%, 11/26/2051	157,000	108,810
		3,181,692

Integrated Telecommunication Services–2.31%
Altice France S.A. (France),
5.13%, 07/15/2029(b)	200,000	155,206
5.50%, 10/15/2029(b)	55,000	43,102

AT&T, Inc., 3.55%, 09/15/2055	2,141,000	1,452,044

British Telecommunications PLC (United Kingdom), 4.25%, 11/23/2081(b)(c)	470,000	413,901
IHS Holding Ltd. (Nigeria),
5.63%, 11/29/2026(b)	206,000	176,542
6.25%, 11/29/2028(b)	200,000	164,750

Iliad Holding S.A.S. (France), 6.50%, 10/15/2026(b)	250,000	233,895

Level 3 Financing, Inc., 3.75%, 07/15/2029(b)	220,000	138,600

Telecom Italia S.p.A. (Italy), 5.30%, 05/30/2024(b)	200,000	194,946

Telefonica Emisiones S.A. (Spain), 7.05%, 06/20/2036	865,000	914,494
Verizon Communications, Inc.,
2.55%, 03/21/2031	52,000	42,559
2.65%, 11/20/2040	67,000	45,437
3.40%, 03/22/2041	73,000	55,074
3.00%, 11/20/2060	231,000	139,325
3.70%, 03/22/2061	154,000	108,382
		4,278,257

Interactive Home Entertainment–0.09%

Electronic Arts, Inc., 2.95%, 02/15/2051	122,000	78,272

Roblox Corp., 3.88%, 05/01/2030(b)	111,000	91,354

		169,626

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Bond Fund

	Principal Amount	Value
Interactive Media & Services–1.23%
Baidu, Inc. (China),
3.08%, 04/07/2025	$210,000	$ 199,181
1.72%, 04/09/2026	210,000	188,045
Match Group Holdings II LLC,
4.63%, 06/01/2028(b)	133,000	118,258
3.63%, 10/01/2031(b)	5,000	3,917
Meta Platforms, Inc.,
3.85%, 08/15/2032	202,000	181,603
4.45%, 08/15/2052	448,000	371,806
4.65%, 08/15/2062	344,000	286,086
Tencent Holdings Ltd. (China),
3.60%, 01/19/2028(b)	620,000	570,903
3.93%, 01/19/2038(b)	448,000	362,150
		2,281,949

Internet & Direct Marketing Retail–0.21%

Alibaba Group Holding Ltd. (China), 3.15%, 02/09/2051	336,000	216,263

Prosus N.V. (China), 3.26%, 01/19/2027(b)	200,000	177,993

		394,256

Internet Services & Infrastructure–0.12%

Cogent Communications Group, Inc., 7.00%, 06/15/2027(b)	83,000	80,377

Twilio, Inc., 3.63%, 03/15/2029	101,000	84,945
VeriSign, Inc., 2.70%, 06/15/2031	74,000	59,793
		225,115

Investment Banking & Brokerage–2.31%

Brookfield Finance I UK PLC/Brookfield Finance, Inc. (Canada), 2.34%, 01/30/2032	20,000	15,675
Charles Schwab Corp. (The),
5.63% (SOFR + 1.05%), 03/03/2027(e)	289,000	289,647
2.90%, 03/03/2032	66,000	55,875
Series K, 5.00%(c)(d)	189,000	178,133
Goldman Sachs Group, Inc. (The),
5.18% (SOFR + 0.81%), 03/09/2027(e)	606,000	598,023
5.46% (SOFR + 0.92%), 10/21/2027(e)	114,000	111,907
5.70% (SOFR + 1.12%), 02/24/2028(e)	118,000	117,068
3.62%, 03/15/2028(c)	270,000	250,712
2.65%, 10/21/2032(c)	118,000	94,153
6.75%, 10/01/2037	235,000	250,483
4.80%, 07/08/2044	783,000	703,593
Series T, 3.80%(c)(d)	15,000	12,892
Series V, 4.13%(c)(d)	194,000	166,840

JAB Holdings B.V. (Austria), 4.50%, 04/08/2052(b)	637,000	465,999

Jefferies Financial Group, Inc., 4.15%, 01/23/2030	30,000	27,141
Morgan Stanley,
5.12%, 02/01/2029(c)	175,000	171,920
3.62%, 04/01/2031(c)	188,000	166,611
2.51%, 10/20/2032(c)	73,000	57,824
5.95%, 01/19/2038(c)	141,000	137,870

National Securities Clearing Corp., 5.10%, 11/21/2027(b)	327,000	326,732

	Principal Amount	Value
Investment Banking & Brokerage–(continued)

Raymond James Financial, Inc., 3.75%, 04/01/2051	$106,000	$ 79,786

		4,278,884

IT Consulting & Other Services–0.14%

DXC Technology Co., 2.38%, 09/15/2028	115,000	96,361
Gartner, Inc.,
4.50%, 07/01/2028(b)	95,000	87,300
3.63%, 06/15/2029(b)	51,000	44,152
3.75%, 10/01/2030(b)	29,000	24,581
		252,394

Leisure Facilities–0.09%

Carnival Holdings Bermuda Ltd., 10.38%, 05/01/2028(b)	80,000	85,672

VOC Escrow Ltd., 5.00%, 02/15/2028(b)	94,000	82,894

		168,566

Life & Health Insurance–3.30%

American Equity Investment Life Holding Co., 5.00%, 06/15/2027	231,000	226,914
Athene Holding Ltd.,
4.13%, 01/12/2028	652,000	610,484
6.15%, 04/03/2030	320,000	323,557
3.45%, 05/15/2052	123,000	78,356

Brighthouse Financial, Inc., 4.70%, 06/22/2047	14,000	10,912

Delaware Life Global Funding, Series 21‑1, 2.66%, 06/29/2026(b)	1,080,000	962,496

F&G Annuities & Life, Inc., 7.40%, 01/13/2028(b)	346,000	346,377

GA Global Funding Trust, 2.90%, 01/06/2032(b)	371,000	293,969

Lincoln National Corp., Series C, 9.25%(c)(d)	205,000	224,557

MAG Mutual Holding Co., 4.75%, 04/30/2041(f)	1,039,000	893,144
MetLife, Inc.,
5.00%, 07/15/2052	118,000	113,235
5.25%, 01/15/2054	513,000	502,813

Nationwide Financial Services, Inc., 3.90%, 11/30/2049(b)	212,000	157,934

New York Life Global Funding, 4.55%, 01/28/2033(b)	322,000	310,261
Pacific Life Global Funding II,
5.28% (SOFR + 0.80%), 03/30/2025(b)(e)	348,000	347,418
5.20% (SOFR + 0.62%), 06/04/2026(b)(e)	153,000	149,081
Prudential Financial, Inc.,
3.91%, 12/07/2047	276,000	218,339
6.00%, 09/01/2052(c)	289,000	278,788

Sammons Financial Group, Inc., 4.75%, 04/08/2032(b)	65,000	54,966

		6,103,601

Life Sciences Tools & Services–0.02%

Syneos Health, Inc., 3.63%, 01/15/2029(b)	52,000	42,913

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Bond Fund

	Principal Amount	Value
Managed Health Care–1.09%

Centene Corp., 2.50%, 03/01/2031	$123,000	$ 96,003
Kaiser Foundation Hospitals, Series 2021,
2.81%, 06/01/2041	280,000	205,628
3.00%, 06/01/2051	295,000	205,408
UnitedHealth Group, Inc.,
3.70%, 05/15/2027	144,000	137,431
5.25%, 02/15/2028	323,000	327,558
5.30%, 02/15/2030	549,000	557,402
5.35%, 02/15/2033	473,000	484,197
		2,013,627

Marine–0.05%

NCL Corp. Ltd., 5.88%, 02/15/2027(b)	90,000	83,561

Metal & Glass Containers–0.04%

Ball Corp., 5.25%, 07/01/2025	70,000	68,950

Mortgage REITs–0.04%

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, 06/15/2029(b)	102,000	83,063

Movies & Entertainment–0.32%
Netflix, Inc.,
5.88%, 11/15/2028	93,000	94,395
5.38%, 11/15/2029(b)	26,000	25,616
Tencent Music Entertainment Group (China),
1.38%, 09/03/2025	210,000	187,979
2.00%, 09/03/2030	235,000	179,158

Warnermedia Holdings, Inc., 4.28%, 03/15/2032(b)	25,000	21,596

WMG Acquisition Corp., 3.75%, 12/01/2029(b)	96,000	81,127

		589,871

Multi-line Insurance–0.44%

Massachusetts Mutual Life Insurance Co., 5.67%, 12/01/2052(b)	106,000	107,394

Nationwide Mutual Insurance Co., 4.95%, 04/22/2044(b)	830,000	710,472

		817,866

Multi-Utilities–0.45%

Ameren Illinois Co., 5.90%, 12/01/2052	108,000	117,447

Dominion Energy, Inc., 5.38%, 11/15/2032	560,000	550,113

WEC Energy Group, Inc., 4.75%, 01/15/2028	165,000	161,790

		829,350

Office REITs–0.97%
Alexandria Real Estate Equities, Inc.,
3.95%, 01/15/2027	285,000	272,449
2.95%, 03/15/2034	19,000	15,321
4.75%, 04/15/2035	51,000	48,283
5.15%, 04/15/2053	136,000	126,414

	Principal Amount	Value
Office REITs–(continued)
Boston Properties L.P.,
2.90%, 03/15/2030	$142,000	$ 116,734
3.25%, 01/30/2031	71,000	59,330
2.55%, 04/01/2032	142,000	108,749
2.45%, 10/01/2033	141,000	103,120

Brandywine Operating Partnership L.P., 7.55%, 03/15/2028	388,000	380,768
Office Properties Income Trust,
4.50%, 02/01/2025	436,000	401,401
2.40%, 02/01/2027	213,000	157,546
		1,790,115

Oil & Gas Drilling–0.19%

Nabors Industries, Inc., 7.38%, 05/15/2027(b)	85,000	82,004
Rockies Express Pipeline LLC,
4.95%, 07/15/2029(b)	37,000	32,220
4.80%, 05/15/2030(b)	70,000	60,594
6.88%, 04/15/2040(b)	57,000	46,745

Transocean, Inc., 8.75%, 02/15/2030(b)	42,000	42,786
Valaris Ltd.,
12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(b)(g)	31,000	31,687
Series 1145, 12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(g)	48,000	49,063
		345,099

Oil & Gas Equipment & Services–0.23%

Enerflex Ltd. (Canada), 9.00%, 10/15/2027(b)	262,000	258,814

Petrofac Ltd. (United Kingdom), 9.75%, 11/15/2026(b)	256,000	166,099

		424,913

Oil & Gas Exploration & Production–1.67%

Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(b)	176,000	169,504
Apache Corp.,
7.75%, 12/15/2029	149,000	154,346
4.25%, 01/15/2030	46,000	40,701

Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, 11/01/2026(b)	80,000	77,722

Callon Petroleum Co., 8.00%, 08/01/2028(b)	84,000	82,452
Cameron LNG LLC,
3.30%, 01/15/2035(b)	169,000	140,935
3.40%, 01/15/2038(b)	355,000	297,890

Comstock Resources, Inc., 6.75%, 03/01/2029(b)	85,000	78,304

Diamondback Energy, Inc., 6.25%, 03/15/2053	543,000	534,506

EQT Corp., 5.70%, 04/01/2028	114,000	112,163
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
2.16%, 03/31/2034(b)	274,624	232,516
2.94%, 09/30/2040(b)	230,034	181,892

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Bond Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Genesis Energy L.P./Genesis Energy Finance Corp.,
6.25%, 05/15/2026	$42,000	$ 39,856
8.00%, 01/15/2027	80,000	78,321
7.75%, 02/01/2028	52,000	49,837
8.88%, 04/15/2030	95,000	95,576
Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.25%, 11/01/2028(b)	31,000	28,833
6.00%, 04/15/2030(b)	69,000	62,691
6.25%, 04/15/2032(b)	26,000	23,610
Murphy Oil Corp.,
6.38%, 07/15/2028	85,000	82,137
6.13%, 12/01/2042	30,000	23,768

Strathcona Resources Ltd. (Canada), 6.88%, 08/01/2026(b)	50,000	41,047

Transocean Titan Financing Ltd., 8.38%, 02/01/2028(b)	237,000	242,119

Uzbekneftegaz JSC (Uzbekistan), 4.75%, 11/16/2028(b)	278,000	231,783

		3,102,509

Oil & Gas Refining & Marketing–0.04%

Parkland Corp. (Canada), 4.50%, 10/01/2029(b)	98,000	82,427

Oil & Gas Storage & Transportation–4.58%

Boardwalk Pipelines L.P., 3.60%, 09/01/2032	64,000	53,788

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 8.00%, 04/01/2029(b)	171,000	170,304

Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(b)	91,000	80,164

El Paso Natural Gas Co. LLC, 8.38%, 06/15/2032	109,000	124,324
Enbridge, Inc. (Canada),
3.40%, 08/01/2051	59,000	40,710
7.38%, 01/15/2083(c)	353,000	350,176
7.63%, 01/15/2083(c)	266,000	270,988
Energy Transfer L.P.,
5.88%, 01/15/2024	85,000	85,095
5.55%, 02/15/2028	77,000	76,775
5.75%, 02/15/2033	186,000	183,230
5.00%, 05/15/2050	242,000	198,687
Enterprise Products Operating LLC,
5.35%, 01/31/2033	20,000	20,001
4.80%, 02/01/2049	229,000	200,752
4.20%, 01/31/2050	253,000	203,482
3.30%, 02/15/2053	82,000	55,703
Series D, 6.88%, 03/01/2033	78,000	86,404
7.86% (3 mo. USD LIBOR + 2.99%), 08/16/2077(e)	215,000	205,984
EQM Midstream Partners L.P.,
7.50%, 06/01/2027(b)	28,000	27,468
6.50%, 07/01/2027(b)	69,000	65,432

Global Partners L.P./GLP Finance Corp., 7.00%, 08/01/2027	88,000	83,687
GreenSaif Pipelines Bidco S.a.r.l. (Saudi Arabia),
6.13%, 02/23/2038(b)	200,000	199,795
6.51%, 02/23/2042(b)	200,000	204,150

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)

Hess Midstream Operations L.P., 5.63%, 02/15/2026(b)	$124,000	$ 120,835
Kinder Morgan, Inc.,
7.80%, 08/01/2031	198,000	220,534
4.80%, 02/01/2033	586,000	543,521
5.20%, 06/01/2033	327,000	311,600
5.45%, 08/01/2052	578,000	516,883
MPLX L.P.,
4.80%, 02/15/2029	246,000	236,518
5.00%, 03/01/2033	183,000	171,825
4.70%, 04/15/2048	280,000	225,502
5.50%, 02/15/2049	393,000	353,589
4.95%, 03/14/2052	390,000	324,808
5.65%, 03/01/2053	68,000	62,684

NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026	46,000	41,680

Northern Natural Gas Co., 3.40%, 10/16/2051(b)	76,000	52,609

ONEOK Partners L.P., 6.85%, 10/15/2037	273,000	284,429
ONEOK, Inc.,
6.35%, 01/15/2031	437,000	448,141
6.10%, 11/15/2032	141,000	141,879

Plains All American Pipeline L.P., Series B, 8.97% (3 mo. USD LIBOR + 4.11%)(d)(e)	36,000	33,478

Plains All American Pipeline L.P./PAA Finance Corp., 3.55%, 12/15/2029	40,000	34,725

Sabine Pass Liquefaction LLC, 5.90%, 09/15/2037(b)	239,000	239,211

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50%, 10/15/2026(b)	85,000	80,807

Sunoco L.P./Sunoco Finance Corp., 5.88%, 03/15/2028	86,000	82,622
Targa Resources Corp.,
5.20%, 07/01/2027	249,000	244,989
6.25%, 07/01/2052	255,000	243,714
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.00%, 01/15/2028	33,000	31,461
5.50%, 03/01/2030	11,000	10,435

Venture Global Calcasieu Pass LLC, 3.88%, 11/01/2033(b)	98,000	80,012
Williams Cos., Inc. (The),
4.55%, 06/24/2024	67,000	66,097
2.60%, 03/15/2031	156,000	126,679
4.65%, 08/15/2032	58,000	54,076
5.65%, 03/15/2033	21,000	21,003
3.50%, 10/15/2051	127,000	86,852
		8,480,297

Other Diversified Financial Services–1.65%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 4.50%, 09/15/2023 DAC	323,000	320,839
Avolon Holdings Funding Ltd. (Ireland),
4.25%, 04/15/2026(b)	144,000	133,727
2.75%, 02/21/2028(b)	52,000	43,452

Corebridge Financial, Inc., 6.88%, 12/15/2052(b)(c)	329,000	325,772

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Bond Fund

	Principal Amount	Value
Other Diversified Financial Services–(continued)
Jackson Financial, Inc.,
5.17%, 06/08/2027	$163,000	$ 161,504
5.67%, 06/08/2032	22,000	21,519

Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/2029(b)	90,000	79,094

OPEC Fund for International Development (The) (Supranational), 4.50%, 01/26/2026(b)	345,000	340,185
Pershing Square Holdings Ltd.,
3.25%, 11/15/2030(b)	1,000,000	780,205
3.25%, 10/01/2031(b)	1,000,000	757,765

Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.63%, 03/01/2030(b)	107,000	94,215

		3,058,277

Packaged Foods & Meats–0.51%

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.63%, 01/15/2032(b)	247,000	198,099

Minerva Luxembourg S.A. (Brazil), 4.38%, 03/18/2031(b)	943,000	741,318

		939,417

Paper Packaging–0.04%

Berry Global, Inc., 1.65%, 01/15/2027	83,000	71,283

Paper Products–0.13%
Suzano Austria GmbH (Brazil),
2.50%, 09/15/2028	121,000	101,307
Series DM3N, 3.13%, 01/15/2032	181,000	142,767
		244,074

Pharmaceuticals–0.51%

Bausch Health Cos., Inc., 4.88%, 06/01/2028(b)	131,000	81,875

Catalent Pharma Solutions, Inc., 3.50%, 04/01/2030(b)	19,000	16,522
Eli Lilly and Co.,
4.70%, 02/27/2033	231,000	229,877
4.88%, 02/27/2053	223,000	222,801
4.95%, 02/27/2063	260,000	258,705

Mayo Clinic, Series 2021, 3.20%, 11/15/2061	201,000	136,702

		946,482

Property & Casualty Insurance–0.35%

Fairfax Financial Holdings Ltd. (Canada), 4.85%, 04/17/2028	336,000	322,346

Fidelity National Financial, Inc., 2.45%, 03/15/2031	126,000	99,158

Liberty Mutual Group, Inc., 5.50%, 06/15/2052(b)	241,000	226,241
		647,745

Railroads–0.89%

CSX Corp., 4.50%, 11/15/2052	377,000	327,650

Empresa de los Ferrocarriles del Estado (Chile), 3.83%, 09/14/2061(b)	240,000	163,283

	Principal Amount	Value
Railroads–(continued)
Union Pacific Corp.,
2.80%, 02/14/2032	$11,000	$ 9,309
4.50%, 01/20/2033	398,000	383,384
4.95%, 09/09/2052	393,000	379,544
5.15%, 01/20/2063	402,000	387,225
		1,650,395

Real Estate Development–0.47%
Agile Group Holdings Ltd. (China),
5.50%, 04/21/2025(b)	204,000	123,051
6.05%, 10/13/2025(b)	200,000	111,981

Essential Properties L.P., 2.95%, 07/15/2031	171,000	127,489

Logan Group Co. Ltd. (China), 4.25%, 07/12/2025(b)	200,000	57,006

Piedmont Operating Partnership L.P., 3.15%, 08/15/2030	136,000	104,353

Sino-Ocean Land Treasure Finance I Ltd. (China), 6.00%, 07/30/2024(b)	239,000	203,425

Sino-Ocean Land Treasure IV Ltd. (China), 3.25%, 05/05/2026(b)	200,000	146,114

		873,419

Regional Banks–2.24%
Citizens Financial Group, Inc.,
3.25%, 04/30/2030	35,000	30,591
5.64%, 05/21/2037(c)	279,000	262,892
Series G, 4.00%(c)(d)	290,000	244,806
Fifth Third Bancorp,
2.55%, 05/05/2027	86,000	77,940
4.77%, 07/28/2030(c)	326,000	312,701
4.34%, 04/25/2033(c)	173,000	160,146

Huntington Bancshares, Inc., 4.44%, 08/04/2028(c)	160,000	152,934

KeyCorp, 4.79%, 06/01/2033(c)	130,000	121,950
PNC Financial Services Group, Inc. (The),
4.63%, 06/06/2033(c)	454,000	421,996
5.07%, 01/24/2034(c)	271,000	262,233
SVB Financial Group,
Series D, 4.25%(c)(d)	582,000	413,290
Series E, 4.70%(c)(d)	351,000	243,674
Truist Financial Corp.,
4.12%, 06/06/2028(c)	228,000	218,149
4.87%, 01/26/2029(c)	406,000	398,690
4.92%, 07/28/2033(c)	596,000	563,057
6.12%, 10/28/2033(c)	258,000	270,657

		4,155,706

Reinsurance–0.71%
Global Atlantic Fin Co.,
4.40%, 10/15/2029(b)	904,000	780,144
3.13%, 06/15/2031(b)	85,000	66,327
4.70%, 10/15/2051(b)(c)	549,000	464,457
		1,310,928

Research & Consulting Services–0.04%

Dun & Bradstreet Corp. (The), 5.00%, 12/15/2029(b)	87,000	72,052

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Bond Fund

	Principal Amount	Value
Residential REITs–0.25%

American Homes 4 Rent L.P., 3.63%, 04/15/2032	$165,000	$ 139,569

AvalonBay Communities, Inc., 5.00%, 02/15/2033	97,000	96,622

Invitation Homes Operating Partnership L.P., 2.30%, 11/15/2028	11,000	9,106
Spirit Realty L.P.,
3.40%, 01/15/2030	213,000	180,333
2.70%, 02/15/2032	55,000	42,114
		467,744

Restaurants–0.56%
1011778 BC ULC/New Red Finance, Inc. (Canada),
3.88%, 01/15/2028(b)	90,000	80,168
3.50%, 02/15/2029(b)	50,000	42,455
4.00%, 10/15/2030(b)	66,000	54,579

Aramark Services, Inc., 5.00%, 04/01/2025(b)	87,000	84,484

Arcos Dorados B.V. (Brazil), 6.13%, 05/27/2029(b)	285,000	272,317

McDonald’s Corp., 5.15%, 09/09/2052	355,000	340,815

Papa John’s International, Inc., 3.88%, 09/15/2029(b)	91,000	76,093

Yum! Brands, Inc., 5.38%, 04/01/2032	86,000	79,787

		1,030,698

Retail REITs–0.57%

Agree L.P., 2.60%, 06/15/2033	39,000	29,837

Brixmor Operating Partnership L.P., 4.05%, 07/01/2030	216,000	191,133

Kimco Realty OP LLC, 2.25%, 12/01/2031	13,000	10,106

Kite Realty Group Trust, 4.75%, 09/15/2030	203,000	182,116

National Retail Properties, Inc., 3.50%, 04/15/2051	155,000	107,331

NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(b)	42,000	40,573
Realty Income Corp.,
4.85%, 03/15/2030	81,000	78,645
5.63%, 10/13/2032	203,000	207,173

Regency Centers L.P., 4.13%, 03/15/2028	229,000	213,156

		1,060,070

Semiconductor Equipment–0.11%
Entegris Escrow Corp.,
4.75%, 04/15/2029(b)	90,000	81,915
5.95%, 06/15/2030(b)	102,000	94,996

NXP B.V./NXP Funding LLC/NXP USA, Inc. (China), 3.40%, 05/01/2030	35,000	30,309

		207,220

Semiconductors–0.94%
Broadcom, Inc.,
2.45%, 02/15/2031(b)	10,000	7,929
4.30%, 11/15/2032	346,000	306,958
3.47%, 04/15/2034(b)	274,000	217,033
3.14%, 11/15/2035(b)	178,000	131,332
3.19%, 11/15/2036(b)	346,000	250,725

	Principal Amount	Value
Semiconductors–(continued)

Marvell Technology, Inc., 2.95%, 04/15/2031	$22,000	$ 17,715
Micron Technology, Inc.,
4.98%, 02/06/2026	221,000	218,422
4.19%, 02/15/2027	528,000	500,112
2.70%, 04/15/2032	95,000	72,139

Skyworks Solutions, Inc., 3.00%, 06/01/2031	13,000	10,521

		1,732,886

Soft Drinks–0.29%

Coca-Cola Icecek A.S. (Turkey), 4.50%, 01/20/2029(b)	545,000	472,035

PepsiCo, Inc., 4.20%, 07/18/2052	63,000	57,369

		529,404

Sovereign Debt–2.32%

Airport Authority (Hong Kong), 4.88%, 01/12/2033(b)	200,000	201,293

Banque Ouest Africaine de Developpement (Supranational), 5.00%, 07/27/2027(b)	200,000	187,760

Bermuda Government International Bond (Bermuda), 5.00%, 07/15/2032(b)	200,000	194,957
Colombia Government International Bond (Colombia),
8.00%, 04/20/2033	200,000	197,820
7.50%, 02/02/2034	215,000	204,142
Dominican Republic International Bond (Dominican Republic),
7.05%, 02/03/2031(b)	150,000	150,122
5.30%, 01/21/2041(b)	215,000	168,970

Egypt Government International Bond (Egypt), 7.50%, 02/16/2061(b)	306,000	179,816

Indonesia Government International Bond (Indonesia), 4.55%, 01/11/2028	275,000	270,480

Israel Government International Bond (Israel), 4.50%, 01/17/2033	295,000	285,920

Mexico Government International Bond (Mexico), 6.35%, 02/09/2035	200,000	205,697

Oman Government International Bond (Oman), 6.25%, 01/25/2031(b)	200,000	202,729

Perusahaan Penerbit SBSN Indonesia III (Indonesia), 3.55%, 06/09/2051(b)	272,000	204,882
Philippine Government International Bond (Philippines),
4.63%, 07/17/2028	204,000	201,833
5.50%, 01/17/2048	209,000	212,256
Romanian Government International Bond (Romania),
6.63%, 02/17/2028(b)	190,000	194,489
7.13%, 01/17/2033(b)	256,000	268,744
Saudi Government International Bond (Saudi Arabia),
4.75%, 01/18/2028(b)	200,000	198,058
4.88%, 07/18/2033(b)	290,000	285,860
5.00%, 01/18/2053(b)	310,000	283,650
		4,299,478

Specialized Consumer Services–0.09%

Carriage Services, Inc., 4.25%, 05/15/2029(b)	200,000	160,968

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Bond Fund

	Principal Amount	Value
Specialized Finance–0.72%
Blackstone Private Credit Fund,
1.75%, 09/15/2024	$73,000	$ 68,061
7.05%, 09/29/2025(b)	184,000	184,775
2.63%, 12/15/2026	27,000	22,952
3.25%, 03/15/2027	33,000	28,442

Mitsubishi HC Capital, Inc. (Japan), 3.64%, 04/13/2025(b)	682,000	652,183
National Rural Utilities Cooperative Finance Corp.,
4.45%, 03/13/2026	101,000	98,950
2.75%, 04/15/2032	98,000	80,812
5.80%, 01/15/2033	197,000	203,007
		1,339,182

Specialized REITs–0.49%
American Tower Corp.,
2.70%, 04/15/2031	178,000	144,398
4.05%, 03/15/2032	117,000	104,283
3.10%, 06/15/2050	187,000	116,530

Crown Castle, Inc., 2.50%, 07/15/2031	90,000	72,666
EPR Properties,
4.75%, 12/15/2026	87,000	79,549
3.60%, 11/15/2031	123,000	92,686
Extra Space Storage L.P.,
2.55%, 06/01/2031	110,000	87,604
2.35%, 03/15/2032	12,000	9,202

Life Storage L.P., 2.40%, 10/15/2031	108,000	85,578
SBA Communications Corp.,
3.88%, 02/15/2027	43,000	38,954
3.13%, 02/01/2029	95,000	78,527
		909,977

Specialty Chemicals–0.63%

Braskem Idesa S.A.P.I. (Mexico), 6.99%, 02/20/2032(b)	510,000	355,669
Sasol Financing USA LLC (South Africa),
4.38%, 09/18/2026	353,000	317,569
5.50%, 03/18/2031	591,000	493,535
		1,166,773

Specialty Stores–0.12%

PetSmart, Inc./PetSmart Finance Corp., 4.75%, 02/15/2028(b)	250,000	227,796

Steel–0.50%

ArcelorMittal S.A. (Luxembourg), 6.55%, 11/29/2027	444,000	455,630
POSCO (South Korea),
5.63%, 01/17/2026(b)	200,000	200,626
5.75%, 01/17/2028(b)	200,000	202,391

SunCoke Energy, Inc., 4.88%, 06/30/2029(b)	90,000	76,500

		935,147

Systems Software–1.42%

Camelot Finance S.A., 4.50%, 11/01/2026(b)	253,000	232,261

Crowdstrike Holdings, Inc., 3.00%, 02/15/2029	283,000	238,655

	Principal Amount	Value
Systems Software–(continued)
Oracle Corp.,
6.25%, 11/09/2032	$970,000	$ 1,010,242
4.90%, 02/06/2033	324,000	306,206
3.60%, 04/01/2050	363,000	246,261
6.90%, 11/09/2052	398,000	430,244
5.55%, 02/06/2053	167,000	153,147

VMware, Inc., 2.20%, 08/15/2031	13,000	9,865

		2,626,881

Technology Distributors–0.19%

Avnet, Inc., 4.63%, 04/15/2026	359,000	344,712

Technology Hardware, Storage & Peripherals–0.40%
Apple, Inc.,
3.35%, 08/08/2032	173,000	156,075
2.65%, 05/11/2050	132,000	88,788
3.95%, 08/08/2052	242,000	206,344
4.10%, 08/08/2062	345,000	292,619
		743,826

Thrifts & Mortgage Finance–0.01%

Rocket Mortgage LLC/Rocket Mortgage Co‑Issuer, Inc., 2.88%, 10/15/2026(b)	24,000	20,735

Tobacco–0.56%
Philip Morris International, Inc.,
5.13%, 11/17/2027	262,000	260,937
4.88%, 02/15/2028	237,000	232,134
5.63%, 11/17/2029	26,000	26,361
5.75%, 11/17/2032	165,000	167,047
5.38%, 02/15/2033	366,000	360,106
		1,046,585

Trading Companies & Distributors–1.11%

AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045(b)(c)	1,208,000	1,166,842
Air Lease Corp.,
3.00%, 09/15/2023	137,000	135,253
5.85%, 12/15/2027	269,000	267,956
5.30%, 02/01/2028	145,000	141,004

Aircastle Ltd., 5.00%, 04/01/2023	85,000	84,881
Fortress Transportation and Infrastructure Investors LLC,
6.50%, 10/01/2025(b)	95,000	92,770
5.50%, 05/01/2028(b)	183,000	163,636
		2,052,342

Trucking–1.52%
Aviation Capital Group LLC,
4.13%, 08/01/2025(b)	559,000	525,455
3.50%, 11/01/2027(b)	647,000	568,103
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
4.40%, 07/01/2027(b)	82,000	78,293
5.70%, 02/01/2028(b)	188,000	187,955

Ryder System, Inc., 4.30%, 06/15/2027	120,000	115,365
SMBC Aviation Capital Finance DAC (Ireland),
4.13%, 07/15/2023(b)	552,000	548,484
1.90%, 10/15/2026(b)	205,000	175,393

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Bond Fund

	Principal Amount	Value
Trucking–(continued)
Triton Container International Ltd. (Bermuda),
2.05%, 04/15/2026(b)	$470,000	$ 411,304
3.15%, 06/15/2031(b)	252,000	197,198

		2,807,550

Wireless Telecommunication Services–2.24%

Empresa Nacional de Telecomunicaciones S.A. (Chile), 3.05%, 09/14/2032(b)	167,000	129,425

Rogers Communications, Inc. (Canada), 4.55%, 03/15/2052(b)	276,000	220,382

Sprint Capital Corp., 8.75%, 03/15/2032	53,000	63,147
Sprint LLC,
7.63%, 02/15/2025	67,000	68,689
7.63%, 03/01/2026	50,000	51,970
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
4.74%, 03/20/2025(b)	406,125	401,553
5.15%, 03/20/2028(b)	1,587,000	1,569,966
T‑Mobile USA, Inc.,
2.25%, 02/15/2026	61,000	55,544
2.63%, 04/15/2026	72,000	66,035
2.70%, 03/15/2032	12,000	9,733
5.05%, 07/15/2033	274,000	264,159
4.50%, 04/15/2050	237,000	196,834
3.40%, 10/15/2052	309,000	210,482
5.65%, 01/15/2053	354,000	347,442
Vodafone Group PLC (United Kingdom),
5.75%, 02/10/2063	76,000	72,271
4.13%, 06/04/2081(c)	246,000	195,457
5.13%, 06/04/2081(c)	119,000	89,051

Xiaomi Best Time International Ltd. (China), 4.10%, 07/14/2051(b)	200,000	128,768

		4,140,908
Total U.S. Dollar Denominated Bonds & Notes (Cost $183,893,735)		167,361,864

	Shares

Preferred Stocks–4.62%
Asset Management & Custody Banks–0.01%

Bank of New York Mellon Corp. (The), 4.70%, Series G, Pfd.(c)	30,000	29,250

Diversified Banks–2.65%

Bank of America Corp., 6.50%, Series Z, Pfd.(c)	835,000	832,495

Citigroup, Inc., 6.25%, Series T, Pfd.(c)	450,000	449,455

Citigroup, Inc., 5.00%, Series U, Pfd.(c)	956,000	910,590

Citigroup, Inc., 4.00%, Series W, Pfd.(c)	373,000	342,228

Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.	1,992	2,376,317

		4,911,085

Investment Banking & Brokerage–1.68%

Goldman Sachs Group, Inc. (The), 7.73% (3 mo. USD LIBOR + 2.87%), Series P, Pfd.(e)	495,000	491,485

Morgan Stanley, 7.13%, Series E, Pfd.(c)	62,725	1,600,742

Morgan Stanley, 6.88%, Series F, Pfd.(c)	40,000	1,013,600

		3,105,827

	Shares		Value
Life & Health Insurance–0.10%

MetLife, Inc., 3.85%, Series G, Pfd.(c)		196,000	$ 184,544

Multi-Utilities–0.14%

CenterPoint Energy, Inc., 6.13%, Series A, Pfd.(c)		271,000	266,207

Other Diversified Financial Services–0.04%

Equitable Holdings, Inc., 4.95%, Series B, Pfd.(c)		69,000	66,641
Total Preferred Stocks (Cost $8,791,989)			8,563,554

	Principal Amount
U.S. Treasury Securities–1.73%
U.S. Treasury Bills–0.24%
3.78% - 4.15%, 03/09/2023(h)(i)		$64,000	63,941
4.48% - 4.55%, 05/11/2023(h)(i)		381,000	377,504
			441,445

U.S. Treasury Bonds–0.18%
4.00%, 11/15/2052		327,400	333,334
U.S. Treasury Notes–1.31%
4.63%, 02/28/2025		57,000	56,820
4.00%, 02/15/2026		632,000	623,285
4.00%, 02/29/2028		1,549,400	1,538,022
4.00%, 02/28/2030		60,100	59,879
3.50%, 02/15/2033		138,000	133,461
3.88%, 02/15/2043		9,000	8,733
			2,420,200
Total U.S. Treasury Securities (Cost $3,199,553)			3,194,979

Asset-Backed Securities–0.97%

IP Lending III Ltd., Series 2022‑3A, Class SNR, 3.38%, 11/02/2026(b)(f)		278,000	237,690

Jimmy Johns Funding LLC, Series 2017‑1A, Class A2II, 4.85%, 07/30/2047(b)		378,065	351,402
Sonic Capital LLC,
Series 2020‑1A, Class A2I, 3.85%, 01/20/2050(b)		310,050	284,655
Series 2021‑1A, Class A2I, 2.19%, 08/20/2051(b)		207,025	169,805
Series 2021‑1A, Class A2II, 2.64%, 08/20/2051(b)		207,025	159,726

Wendy’s Funding LLC, Series 2018‑1A, Class A2II, 3.88%, 03/15/2048(b)		636,500	587,199
Total Asset-Backed Securities (Cost $2,024,560)			1,790,477

Non‑U.S. Dollar Denominated Bonds & Notes–0.33%(j)
Food Retail–0.05%

Bellis Acquisition Co. PLC (United Kingdom), 3.25%, 02/16/2026(b)	GBP	100,000	100,116

Movies & Entertainment–0.19%

Netflix, Inc., 3.88%, 11/15/2029(b)	EUR	350,000	352,982

Pharmaceuticals–0.06%

Nidda Healthcare Holding GmbH (Germany), 7.50%, 08/21/2026(b)	EUR	100,000	103,853

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Bond Fund

	Principal Amount		Value
Sovereign Debt–0.03%

Ukraine Government International Bond (Ukraine), 4.38%, 01/27/2032(b)(k)	EUR	300,000	$55,862
Total Non‑U.S. Dollar Denominated Bonds & Notes (Cost $587,740)			612,813

Municipal Obligations–0.31%
California (State of) Health Facilities Financing Authority (Social Bonds),
Series 2022, RB, 4.19%, 06/01/2037	$	145,000	133,271
Series 2022, RB, 4.35%, 06/01/2041		110,000	99,955
California State University,
Series 2021 B, Ref. RB, 2.72%, 11/01/2052		195,000	136,497
Series 2021 B, Ref. RB, 2.94%, 11/01/2052		295,000	213,093
Total Municipal Obligations (Cost $745,000)			582,816

	Shares	Value
Money Market Funds–1.04%

Invesco Government & Agency Portfolio, Institutional Class, 4.51%(l)(m)	676,151	$676,151

Invesco Liquid Assets Portfolio, Institutional Class, 4.64%(l)(m)	482,749	482,846

Invesco Treasury Portfolio, Institutional Class, 4.50%(l)(m)	772,745	772,745
Total Money Market Funds (Cost $1,931,775)		1,931,742

Options Purchased-0.02%
(Cost $89,250)(n)		36,025

TOTAL INVESTMENTS IN SECURITIES–99.38% (Cost $201,263,602)		184,074,270

OTHER ASSETS LESS LIABILITIES-0.62%		1,145,356

NET ASSETS-100.00%		$185,219,626

Investment Abbreviations:

Conv.	- Convertible
EUR	- Euro
GBP	- British Pound Sterling
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
PIK	- Pay‑in‑Kind
RB	- Revenue Bonds
Ref.	- Refunding
REIT	- Real Estate Investment Trust
SOFR	- Secured Overnight Financing Rate
USD	- U.S. Dollar
Notes to Schedule of Investments:

(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2023 was $64,727,292, which represented 34.95% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2023.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)	All or a portion of this security is Pay‑in‑Kind. Pay‑in‑Kind securities pay interest income in the form of securities.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(k)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at February 28, 2023 represented less than 1% of the Fund’s Net Assets.

(l)
Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2023.

	Value February 28, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value February 28, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$503,687	$15,873,994	$(15,701,530)	$-	$-	$676,151	$14,176

Invesco Liquid Assets Portfolio, Institutional Class	413,476	11,338,568	(11,269,298)	(26)	126	482,846	14,092

Invesco Treasury Portfolio, Institutional Class	575,642	18,141,708	(17,944,605)	-	-	772,745	21,146

Total	$1,492,805	$45,354,270	$(44,915,433)	$(26)	$126	$1,931,742	$49,414

(m)	The rate shown is the 7‑day SEC standardized yield as of February 28, 2023.
(n)	The table below details options purchased.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Bond Fund

Open Exchange-Traded Index Options Purchased
	Type of	Expiration	Number of	Exercise	Notional
Description	Contract	Date	Contracts	Price	Value(a)	Value

Equity Risk

S&P 500 Index	Call	07/21/2023	5	USD 4,260.00	USD 2,130,000	$36,025

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Index Options Written

	Type of	Expiration	Number of		Exercise		Notional
Description	Contract	Date	Contracts		Price		Value(a)	Value

Equity Risk

S&P 500 Index	Call	07/21/2023	2	USD	4,400.00	USD	880,000	$(6,780)

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts(a)

					Unrealized
	Number of	Expiration	Notional		Appreciation
Long Futures Contracts	Contracts	Month	Value	Value	(Depreciation)

Interest Rate Risk

U.S. Treasury 2 Year Notes	11	June‑2023	$2,240,992	$(6,703)	$(6,703)

U.S. Treasury 5 Year Notes	9	June-2023	963,492	(294)	(294)

U.S. Treasury 10 Year Notes	111	June-2023	12,393,844	(18,164)	(18,164)

U.S. Treasury Long Bonds	49	June-2023	6,135,719	(11,485)	(11,485)

U.S. Treasury Ultra Bonds	25	June-2023	3,376,562	7,617	7,617

Subtotal–Long Futures Contracts				(29,029)	(29,029)

Short Futures Contracts

Interest Rate Risk

U.S. Treasury 10 Year Ultra Notes	106	June-2023	(12,421,875)	1,674	1,674

Total Futures Contracts				$(27,355)	$(27,355)

(a)	Futures contracts collateralized by $13,989 cash held with Goldman Sachs International, the futures commission merchant.

Open Forward Foreign Currency Contracts

Settlement Date		Contract to				Unrealized Appreciation
	Counterparty	Deliver		Receive

Currency Risk
05/17/2023	Goldman Sachs & Co.	GBP	76,000	USD	92,524	$ 975

05/17/2023	State Street Bank & Trust Co.	EUR	398,000	USD	429,641	6,818

Total Forward Foreign Currency Contracts						$7,793

Abbreviations:
EUR –Euro
GBP  –British Pound Sterling
USD  –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Bond Fund

Statement of Assets and Liabilities
February 28, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $199,331,827)	$182,142,528
Investments in affiliated money market funds, at value (Cost $1,931,775)	1,931,742
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	7,793

Foreign currencies, at value (Cost $79,456)	78,753
Receivable for:
Investments sold	3,994,421
Dividends	45,768
Interest	2,121,307
Investments matured, at value (Cost $200,000)	36,544

Investment for trustee deferred compensation and retirement plans	23,211

Other assets	1,035
Total assets	190,383,102

Liabilities:
Other investments:
Options written, at value (premiums received $7,833)	6,780
Variation margin payable – futures contracts	13,366
Payable for:
Investments purchased	4,956,268
Dividends	47,008
Accrued fees to affiliates	43,661
Accrued trustees’ and officers’ fees and benefits	1,547
Accrued other operating expenses	71,635

Trustee deferred compensation and retirement plans	23,211
Total liabilities	5,163,476

Net assets applicable to common shares	$185,219,626

Net assets applicable to common shares consist of:

Shares of beneficial interest	$219,672,302

Distributable earnings (loss)	(34,452,676)

$185,219,626

Common shares outstanding, no par value, with an unlimited number of common shares authorized:

Shares outstanding	11,415,552

Net asset value per common share	$ 16.23

Market value per common share	$ 16.23

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Bond Fund

Statement of Operations
For the year ended February 28, 2023

Investment income:

Interest (net of foreign withholding taxes of $(1,678))	$8,930,689

Dividends	363,533

Dividends from affiliated money market funds	49,414

Total investment income	9,343,636

Expenses:
Advisory fees	803,780

Administrative services fees	27,103

Custodian fees	20,190

Transfer agent fees	48,777

Trustees’ and officers’ fees and benefits	16,921

Registration and filing fees	24,930

Reports to shareholders	175,203

Professional services fees	76,527

Other	9,670

Total expenses	1,203,101

Less: Fees waived	(1,743)

Net expenses	1,201,358

Net investment income	8,142,278

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(15,210,525)

Affiliated investment securities	126

Foreign currencies	(43,762)

Forward foreign currency contracts	123,864

Futures contracts	(1,349,512)

Option contracts written	(5,559)

Swap agreements	(50,059)

(16,535,427)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(13,679,170)

Affiliated investment securities	(26)

Foreign currencies	1,484

Forward foreign currency contracts	(20,813)

Futures contracts	(24,777)

Option contracts written	13,017

(13,710,285)

Net realized and unrealized gain (loss)	(30,245,712)

Net increase (decrease) in net assets resulting from operations	$(22,103,434)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Bond Fund

Statement of Changes in Net Assets
For the years ended February 28, 2023 and 2022

	2023	2022

Operations:
Net investment income	$8,142,278	$7,463,148

Net realized gain (loss)	(16,535,427)	2,070,866

Change in net unrealized appreciation (depreciation)	(13,710,285)	(17,518,644)

Net increase (decrease) in net assets resulting from operations	(22,103,434)	(7,984,630)

Distributions to common shareholders from distributable earnings	(8,547,965)	(13,735,198)

Net increase (decrease) in net assets	(30,651,399)	(21,719,828)

Net assets:
Beginning of year	215,871,025	237,590,853

End of year	$185,219,626	$215,871,025

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Bond Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Years Ended			Year ended	Year Ended
	February 28,			February 29,	February 28,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$18.91	$20.81	$21.06	$19.07	$19.64

Net investment income(a)	0.71	0.65	0.71	0.77	0.82

Net gains (losses) on securities (both realized and unrealized)	(2.64)	(1.35)	0.52	2.27	(0.48)

Total from investment operations	(1.93)	(0.70)	1.23	3.04	0.34

Less:
Dividends from net investment income	(0.75)	(0.66)	(0.73)	(0.81)	(0.83)

Distributions from net realized gains	(0.00)	(0.54)	(0.75)	(0.24)	(0.08)

Total distributions	(0.75)	(1.20)	(1.48)	(1.05)	(0.91)

Net asset value, end of period	$16.23	$18.91	$20.81	$21.06	$19.07

Market value, end of period	$16.23	$17.70	$19.78	$19.51	$17.86

Total return at net asset value(b)	(10.07)%	(3.46)%	6.11%	16.39%	2.23%

Total return at market value(c)	(3.92)%	(4.94)%	8.88%	15.13%	3.15%

Net assets, end of period (000’s omitted)	$185,220	$215,871	$237,591	$239,766	$216,913

Portfolio turnover rate(d)	134%	137%	173%	158%	143%

Ratios/supplemental data based on average net assets:
Ratio of expenses:

With fee waivers and/or expense reimbursements	0.63%	0.52%	0.54%	0.53%	0.57%

Without fee waivers and/or expense reimbursements	0.63%	0.52%	0.54%	0.53%	0.57%

Ratio of net investment income to average net assets	4.25%	3.17%	3.39%	3.83%	4.30%

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)
Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Bond Fund

Notes to Financial Statements
February 28, 2023
NOTE 1–Significant Accounting Policies
Invesco Bond Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed‑end management investment company.
The Fund’s investment objective is to seek interest income while conserving capital.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution‑size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over‑the‑counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non‑U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.
Securities of investment companies that are not exchange-traded (e.g., open‑end mutual funds) are valued using such company’s end‑of‑business‑day net asset value per share.
Deposits, other obligations of U.S. and non‑U.S. banks and financial institutions are valued at their daily account value.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standard
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay‑in‑kind interest income and non‑cash dividend income received in the form of securities in‑lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses

31	Invesco Bond Fund

on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex‑dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
C.
Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.
Distributions – The Fund declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common shareholders.

E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period‑end date and before the date the financial statements are released to print.

G.
Indemnifications – Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.
Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
I.
Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non‑deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
J.
Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in

32	Invesco Bond Fund

the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.
Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked‑to‑market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked‑to‑market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
L.
Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over‑the‑counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre‑determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two‑party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

33	Invesco Bond Fund

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
Notional amounts of each individual credit default swap agreement outstanding as of February 28, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.
M.
LIBOR Risk - The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.
N.
Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

O.
Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

P.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.
There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advanced warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.
Q.
COVID‑19 Risk - The COVID‑19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre‑existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID‑19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates
The Fund has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.420%

Over $500 million	0.350%

For the year ended February 28, 2023, the effective advisory fee rate incurred by the Fund was 0.42%.
Under the terms of a master sub‑advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub‑Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub‑Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub‑Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the year ended February 28, 2023, the Adviser waived advisory fees of $1,743.

34	Invesco Bond Fund

The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2023, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub‑administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the Fund’s custodian.
Certain officers and trustees of the Fund are officers and directors of Invesco.
NOTE 3–Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of February 28, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$166,468,720	$893,144	$167,361,864

Preferred Stocks	4,990,659	3,572,895	-	8,563,554

U.S. Treasury Securities	-	3,194,979	-	3,194,979

Asset-Backed Securities	-	1,552,787	237,690	1,790,477

Non‑U.S. Dollar Denominated Bonds & Notes	-	612,813	-	612,813

Municipal Obligations	-	582,816	-	582,816

Money Market Funds	1,931,742	-	-	1,931,742

Options Purchased	36,025	-	-	36,025

Total Investments in Securities	6,958,426	175,985,010	1,130,834	184,074,270

Other Investments - Assets*

Investments Matured	-	36,544	-	36,544

Futures Contracts	9,291	-	-	9,291

Forward Foreign Currency Contracts	-	7,793	-	7,793

	9,291	44,337	-	53,628

Other Investments - Liabilities*

Futures Contracts	(36,646)	-	-	(36,646)

Options Written	(6,780)	-	-	(6,780)

	(43,426)	-	-	(43,426)

Total Other Investments	(34,135)	44,337	-	10,202

Total Investments	$6,924,291	$176,029,347	$1,130,834	$184,084,472

*	Forward foreign currency contracts and futures contracts are valued at unrealized appreciation (depreciation). Investments matured and options written are shown at value.
NOTE 4–Derivative Investments
The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close‑out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

35	Invesco Bond Fund

Value of Derivative Investments at Period‑End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2023:

	Value
Derivative Assets	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts –Exchange-Traded(a)	$–	$–	$9,291	$9,291

Unrealized appreciation on forward foreign currency contracts outstanding	7,793	–	–	7,793

Options purchased, at value – Exchange-Traded(b)	–	36,025	–	36,025

Total Derivative Assets	7,793	36,025	9,291	53,109

Derivatives not subject to master netting agreements	–	(36,025)	(9,291)	(45,316)

Total Derivative Assets subject to master netting agreements	$7,793	$–	$–	$7,793

		Value
Derivative Liabilities		Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts –Exchange-Traded(a)		$–	$(36,646)	$(36,646)

Options written, at value – Exchange-Traded		(6,780)	–	(6,780)

Total Derivative Liabilities		(6,780)	(36,646)	(43,426)

Derivatives not subject to master netting agreements		6,780	36,646	43,426

Total Derivative Liabilities subject to master netting agreements		$–	$–	$–

(a)	The daily variation margin receivable (payable) at period end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2023.

	Financial Derivative Assets		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Net Value of Derivatives	Non‑Cash	Cash	Net Amount

Goldman Sachs & Co.	$ 975	$ 975	$ –	$ –	$975

State Street Bank & Trust Co.	6,818	6,818	–	–	6,818

Total	$7,793	$7,793	$ –	$ –	$7,793

Effect of Derivative Investments for the year ended February 28, 2023
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$123,864	$-	$-	$123,864

Futures contracts	-	-	-	(1,349,512)	(1,349,512)

Options purchased(a)	-	-	(8,061)	-	(8,061)

Options written	-	-	(5,559)	-	(5,559)

Swap agreements	(50,059)	-	-	-	(50,059)

Change in Net Unrealized Appreciation (Depreciation): Forward foreign currency contracts	-	(20,813)	-	-	(20,813)

Futures contracts	-	-	-	(24,777)	(24,777)

Options purchased(a)	-	-	(74,130)	-	(74,130)

Options written	-	-	13,017	-	13,017

Total	$(50,059)	$103,051	$(74,733)	$(1,374,289)	$(1,396,030)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.

36	Invesco Bond Fund

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Equity Options Purchased	Index Options Purchased	Equity Options Written	Index Options Written	Swap Agreements

Average notional value	$933,840	$38,790,545	$2,545,600	$2,159,792	$2,236,000	$1,895,938	$3,724,380

Average contracts	-	-	344	5	344	4	-

NOTE 5–Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Fund to fund such deferred compensation amounts.
NOTE 6–Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period‑end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7–Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2023 and 2022:

	2023	2022

Ordinary income*	$8,506,898	$ 9,579,937

Long-term capital gain	41,067	4,155,261

Total distributions	$8,547,965	$13,735,198

*	Includes short-term capital gain distributions, if any.
Tax Components of Net Assets at Period‑End:

2023

Undistributed ordinary income	$74,708

Net unrealized appreciation (depreciation) – investments	(17,695,190)

Net unrealized appreciation (depreciation) – foreign currencies	(677)

Temporary book/tax differences	(20,293)

Capital loss carryforward	(16,811,224)

Shares of beneficial interest	219,672,302

Total net assets	$185,219,626

The difference between book-basis and tax‑basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and derivative instruments.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$5,987,339	$10,823,885	$16,811,224

*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2023 was $121,347,461 and $123,165,920, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period‑end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,222,868

Aggregate unrealized (depreciation) of investments	(18,918,058)

Net unrealized appreciation (depreciation) of investments	$(17,695,190)

Cost of investments for tax purposes is $201,779,662.

37	Invesco Bond Fund

NOTE 9–Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions and amortization and accretion on debt securities, on February 28, 2023, undistributed net investment income was increased by $223,537, undistributed net realized gain (loss) was decreased by $220,822 and shares of beneficial interest was decreased by $2,715. This reclassification had no effect on the net assets of the Fund.
NOTE 10–Common Shares of Beneficial Interest
Transactions in common shares of beneficial interest were as follows:

	Year Ended February 28,	Year Ended February 28,
	2023	2022

Beginning shares	11,415,552	11,415,552

Shares issued through dividend reinvestment	–	–

Ending shares	11,415,552	11,415,552

The Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.
NOTE 11–Dividends
The Fund declared the following dividends from net investment income subsequent to February 28, 2023:

Declaration Date	Amount per Share	Record Date	Payable Date

March 1, 2023	$0.0635	March 15, 2023	March 31, 2023

April 3, 2022	$0.0635	April 17, 2023	April 28, 2023

38	Invesco Bond Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Invesco Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Bond Fund (the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
April 21, 2023
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

39	Invesco Bond Fund

Tax Information
Form 1099‑DIV, Form 1042‑S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$41,067
Qualified Dividend Income*	12.98%
Corporate Dividends Received Deduction*	12.00%
U.S. Treasury Obligations*	1.65%
Qualified Business Income*	0.00%
Business Interest Income*	87.47%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non‑Resident Alien Shareholders
Qualified Interest Income**	63.71%

** The above percentage is based on income dividends paid to shareholders during the Fund’s fiscal year.

40	Invesco Bond Fund

Additional Information
Investment Objective, Policies and Principal Risks of the Fund

Recent Changes
During the Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund. This information may not reflect all of the changes that have occurred since you purchased the Fund.
Investment Objective
The investment objective of Invesco Bond Fund (the “Fund”) is to seek interest income while conserving capital. The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval.
Investment Policies of the Fund
It is the Fund’s policy, which may not be changed without shareholder approval, to have at least 80% of its total assets invested in: (a) debt securities rated, at the time of purchase, in one of the four highest categories by Moody’s Investors Service, Inc., S&P Global Ratings or Fitch Ratings, Inc.; (b) securities of, or guaranteed by, the U.S. Government or any agency of the U.S. Government; (c) commercial paper rated “prime”; or (d) cash and cash equivalents. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (“1940 Act”). In complying with this 80% investment requirement, the Fund may invest in derivatives and other instruments that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement. If two or more nationally recognized statistical rating organization (“NRSRO”) have assigned different ratings to a security, the Adviser uses the highest rating assigned.1
    The Fund invests primarily in fixed-rate U.S. investment grade corporate bonds and may invest up to 20% of its total assets in non‑investment grade, U.S. dollar-denominated and non‑U.S. dollar-denominated securities of foreign issuers (in both developed and emerging markets).
    The Fund may invest in securities of foreign issuers in the form of depositary receipts.
    The Fund may invest in government securities, asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities.
    The Fund may invest up to 25% of its total assets in convertible debentures and bonds with warrants attached, provided that the Fund does not have, as a direct result of any such investment, more than 20% of its total assets invested in equity securities.
    Ordinarily, the Fund purchases debt securities which by their terms contain call or refunding protection for a minimum of five years from the date of issuance, or which are not considered by the Fund likely to be called or refunded for a minimum of five years, in order to preserve for such periods the initial annual yields obtained on these debt securities.
    The Fund may invest in securities subject to contractual restrictions on resale. The Fund may also invest up to 5% of its net assets in bank loans, loan participations and assignments.
    Derivatives. The Fund can utilize derivative instruments including swap contracts, futures contracts, forward foreign currency contracts and options. The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income.
    The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. The Fund may invest in bond or rate futures contracts to manage interest rate exposure. The Fund can use treasury futures contracts to increase or reduce its exposure to U.S. Treasury securities. The Fund may not enter into a futures contract if immediately thereafter the Fund’s current liability under all futures contracts would be more than 30% of the Fund’s total assets.
    The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
    The Fund can engage in foreign currency transactions either on a spot basis (i.e., for prompt delivery and settlement at the rate prevailing in the currency exchange market at the time) or through forward foreign currency contracts to seek gain or to mitigate the risk of foreign currency exposure. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
    The Fund can use options, including currency options, to seek alpha (return on investments in excess of the benchmark index) or to mitigate risk and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. The Fund can also use credit default swap options to gain the right to enter into a credit default swap at a specified future date. The Fund can further use swaptions (options on swaps) to manage interest rate risk.
    Temporary Defensive Investments. The Fund may invest up to 100% of its assets in investments that may be inconsistent with the Fund’s principal investment strategies for temporary defensive purposes in anticipation of or in response to adverse market, economic, political or other conditions, or other atypical circumstances. As a result, the Fund may not achieve its investment objective.
    Investment Process. The Fund’s portfolio managers believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by specialist decision makers interconnected as a global team. The Fund’s portfolio managers use this philosophy in an effort to generate a total return consisting of income and capital appreciation. The Fund’s security selection is supported by a team of specialists. Team members conduct top‑down macroeconomic analysis and bottom‑up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner. Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” versus the Fund’s benchmark as well as the risk parameters for the Fund. (Alpha is a measure of performance on a risk-adjusted basis.) Investment vehicles are evaluated for liquidity and risk versus relative value. The credit research process utilized by the Fund to implement its investment process in pursuit of its investment objective considers factors that may include, but are not limited to, an issuer’s operations, capital structure and environmental, social and governance (ESG) considerations. Credit quality analysis therefore may consider whether any ESG factors pose a material financial risk or opportunity to an issuer. The Fund’s portfolio managers may determine that ESG considerations are not material to certain issuers or types of investments held by the Fund. In addition, not all issuers or Fund investments may undergo a credit quality analysis that considers ESG factors, and not all investments held by the Fund will rate strongly on ESG criteria. Sell decisions generally are based on: (1) a conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning, sector exposure); (2) the need to limit or reduce exposure to a particular sector or issuer; (3) degradation of an issuer’s credit quality; (4) realignment of a valuation target; (5) presentation of a better relative value opportunity.
    In addition, the following policies are fundamental policies of the Fund and may not be changed without the approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act:
    The Fund may not invest more than 5% of its total assets at market value in securities of companies which, including predecessor companies and operations, have been in continuous operation less than three years.
    The Fund may invest no more than 10% of its assets in preferred stocks.
    The Fund may not invest more than 20% of its assets in debt securities which are not publicly offered or traded or in debt securities purchased in private placements, of which no more than 10% of its assets may be in securities of issuers which have not issued comparable securities which are rated at the time of purchase at least Baa (as determined by Moody’s Investors Service, Inc.) or BBB (as determined by S&P Global Ratings or Fitch Ratings, Inc.).
    The Fund may invest up to 10% of its total assets in securities of companies which invest or deal in real estate, including real estate investment trusts (“REITs”).
Principal Risks of Investing in the Fund
As with any fund investment, loss of money is a risk of investing. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

41	Invesco Bond Fund

    Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions that are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. In addition, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or other events may have a significant impact on the value of the Fund’s investments, as well as the financial markets and global economy generally. Such circumstances may also impact the ability of the Adviser to effectively implement the Fund’s investment strategy. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
    COVID‑19. The “COVID‑19” strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre‑existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID‑19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.
    Market Disruption Risks Related to Russia-Ukraine Conflict. Following Russia’s invasion of Ukraine in late February 2022, various countries, including the United States, as well as North Atlantic Treaty Organization (NATO) member countries and the European Union, issued broad-ranging economic sanctions against Russia. The war in Ukraine (and the potential for further sanctions in response to Russia’s continued military activity) may escalate. These and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional countermeasures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of the conflict and corresponding sanctions and related events cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to Russian issuers or the adjoining geographic regions.
    Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. If an issuer seeks to restructure the terms of its borrowings or the Fund is required to seek recovery upon a default in the payment of interest or the repayment of principal, the Fund may incur additional expenses. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
    Interest Rate Risk. Interest rate risk is the risk that rising interest rates, or an expectation of rising interest rates in the near future, will cause the values of the Fund’s investments to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Fund’s investments in new securities may be at lower yields and may reduce the Fund’s income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. “Zero-coupon” or “stripped” securities may be particularly sensitive to interest rate changes.
    Credit Risk. The issuers of instruments in which the Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund invests in junk bonds, which may cause the Fund to incur higher expenses to protect its interests. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund’s securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts.
    Income Risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates decrease, your income from the Fund may decrease as well.
    Call Risk. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
    Changing Fixed Income Market Conditions Risk. Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs and potentially lower the Fund’s performance returns.
    U.S. Government Obligations Risk. Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
    High Yield Debt Securities (Junk Bond) Risk.The Fund’s investments in high yield debt securities (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are more susceptible to default or decline in market value due to adverse economic, regulatory, political or company developments than higher rated or investment grade securities. Prices of high yield debt securities tend to be very volatile. These securities are less liquid than investment grade debt securities and may be difficult to sell at a desirable time or price, particularly in times of negative sentiment toward high yield securities.
    Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of

42	Invesco Bond Fund

derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
    Forward Foreign Currency Contracts Risk. Forward foreign currency contracts are used to lock in the U.S. dollar price of a security denominated in a foreign currency or protect against possible losses from changes in the relative value of the U.S. dollar against a foreign currency. They are subject to the risk that anticipated currency movements will not be accurately predicted or do not correspond accurately to changes in the value of the Fund’s holdings, which could result in losses and additional transaction costs. The use of forward contracts could reduce performance if there are unanticipated changes in currency prices. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. A forward foreign currency contract may also result in losses in the event of a default or bankruptcy of the counterparty.
    Future Contracts Risk. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.
    Options Risk. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option at the exercise price during the term of the option (for American style options) or on a specified date (for European style options), the security, currency or other instrument underlying the option (or to receive payment of a cash settlement amount, in the case of cash-settled options, such as index options). Options transactions represent the possibility of large amounts of exposure (or leverage), which may result in the Fund’s net asset value being more sensitive to changes in the value of the option. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market value of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions.
    Market Discount from Net Asset Value Risk. Shares of closed‑end investment companies like the Fund frequently trade at prices lower than their net asset value. Because the market price of the Fund’s common shares is determined by factors such as relative market supply and demand, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether its shares of common stock will trade at, below or above net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Common shareholders bear a risk of loss to the extent that the price at which they sell their shares is lower than at the time of purchase.
    Foreign Securities Risk. The value of the Fund’s foreign investments may be adversely affected by political and social instability in the home countries of the issuers of the investments, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. Also, there may be less publicly available information about companies in certain foreign countries than about U.S. companies making it more difficult for the Adviser to evaluate those companies. The laws of certain countries may put limits on the Fund’s ability to recover its assets held at a foreign bank if the foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors. Unless the Fund has hedged its foreign currency risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, the use of currency forward contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
    Foreign Credit Exposure Risk. U.S. dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.
    Emerging Markets Securities Risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
    Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately-issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress. Privately-issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately-issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate,

43	Invesco Bond Fund

term, size, purpose and borrower characteristics. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
    Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible securities can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered “equity equivalents” because of the feature that makes them convertible into common stock. Since a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events. These convertible securities are subject to an increased risk of loss and are generally subordinate in rank to other debt obligations of the issuer. Convertible securities may be rated below investment grade and therefore considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade securities.
    Restricted Securities Risk. Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility. In addition, the Fund may get only limited information about the issuer of a restricted security and therefore may be less able to predict a loss.
    Rule 144A Securities and Other Exempt Securities Risk. The Fund may invest in Rule 144A securities and other types of exempt securities, which are not registered for sale pursuant to an exemption from registration under the Securities Act of 1933, as amended. These securities are also known as privately issued securities, and typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. If there are an insufficient number of qualified institutional buyers interested in purchasing such securities at a particular time, the Fund may have difficulty selling such securities at a desirable time or price. As a result, the Fund’s investment in such securities may be subject to increased liquidity risk. In addition, the issuers of Rule 144A securities may require their qualified institutional buyers (such as the Fund) to keep certain offering information confidential, which could adversely affect the ability of the Fund to sell such securities.
    Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non‑payment than these more senior securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
    REIT Risk/Real Estate Risk. Investments in real estate related instruments may be adversely affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies. Real estate companies, including REITs or similar structures, tend to be small- and mid‑cap companies and their shares may be more volatile and less liquid than larger companies. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults on certain types of debt obligations held by the Fund, the Fund may acquire real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
    Environmental, Social and Governance (ESG) Considerations Risk. The ESG considerations that may be assessed as part of a credit research process to implement the Fund’s investment strategy in pursuit of its investment objective may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment, and not every investment or issuer may be evaluated for ESG considerations. The incorporation of ESG factors as part of a credit analysis may affect the Fund’s exposure to certain issuers or industries and may not work as intended. Information used to evaluate such factors may not be readily available, complete or accurate, and may vary across providers and issuers. There is no guarantee that the incorporation of ESG considerations will be additive to the Fund’s performance.
    LIBOR Transition Risk. The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. Regulators and financial industry working groups in several jurisdictions have worked over the past several years to identify alternative reference rates (“ARRs”) to replace LIBOR and to assist with the transition to the new ARRs. For example, the Federal Reserve Bank of New York has identified the Secured Overnight Financing Rate (“SOFR”) as the intended replacement to USD LIBOR and foreign regulators have proposed other interbank offered rates, such as the Sterling Overnight Index Average (“SONIA”) and other replacement rates, which could also be adopted. Consequently, the publication of most LIBOR rates ceased at the end of 2021, but a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates. Additionally, key regulators have instructed banking institutions to cease entering into new contracts that reference these USD LIBOR settings after December 31, 2021, subject to certain limited exceptions.
    There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. For example, there can be no assurance that the composition or characteristics of any ARRs or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, although regulators have generally prohibited banking institutions from entering into new contracts that reference those USD LIBOR settings that continue to exist, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.
    Cash/Cash Equivalents Risk. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
    Risks of Investing in Bank Loans, Loan Participations and Assignments. Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to the Fund, a reduction in the value of the loan, and a potential decrease in the Fund’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.
    The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling a participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set‑off against the borrower. In addition, the Fund may not directly benefit from any collateral supporting a loan in which it has purchased a participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation.
    The rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loans, loan participations and assignments could be sold only to a limited number of institutional investors. If there is no active secondary market for a

44	Invesco Bond Fund

loan, it may be more difficult to price the loan or to sell the interests in such a loan at a price that is acceptable. In addition, loans held by the Fund might not be considered securities for purposes of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and therefore a risk exists that purchasers, such as the Fund, may not be entitled to rely on the anti-fraud provisions of those Acts.
    Depositary Receipts Risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
    Active Trading Risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
    Financial Markets Regulatory Risk. Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad, changes to the monetary policy by the Federal Reserve or other regulatory actions, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan or other legislation aimed at addressing financial or economic conditions, the threat of a federal government shutdown, and threats not to increase or suspend the federal government’s debt limit, may affect investor and consumer confidence, increase volatility in the financial markets, perhaps suddenly and to a significant degree, result in higher interest rates, and even raise concerns about the U.S. government’s credit rating and ability service its debt. Such changes and events may adversely impact the Fund’s operations, universe of potential investment options, and return potential.
    Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

[1]
A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

45	Invesco Bond Fund

Trustees and Officers
The address of each trustee and officer is 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2014
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co‑Chief Executive Officer, Co‑President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			175	None

[1]
Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non‑profit) Formerly: President and Director Director of Grahamtastic Connection (non‑profit)
Cynthia Hostetler -1962 Trustee	2017	Non‑Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman - 1959 Trustee	2019
Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds
			175	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2014	Retired Formerly: Co‑Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non‑profit) and HealthCare Chaplaincy Network (non‑profit)

T-2	Invesco Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019
Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non‑profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)
			175	Member of Board of Trust for Mutual Understanding (non‑profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non‑profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non‑executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America
Correspondence information

T-3	Invesco Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	2010
Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)
			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023
Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds
			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019
Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC
			N/A	N/A

T-4	Invesco Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2010
Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd./Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012
Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds
			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020
Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments
			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013
Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.
			N/A	N/A

T-5	Invesco Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020
Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)
			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022
Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett
			N/A	N/A

Office of the Fund	Investment Adviser	Auditors	Custodian
1331 Spring Street NW, Suite 2500	Invesco Advisers, Inc.	PricewaterhouseCoopers LLP	State Street Bank and Trust Company
Atlanta, GA 30309	1331 Spring Street NW, Suite 2500	1000 Louisiana Street, Suite 5800	225 Franklin Street
	Atlanta, GA 30309	Houston, TX 77002-5021	Boston, MA 02110-2801

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Computershare Trust Company, N.A
2005 Market Street, Suite 2600	787 Seventh Avenue	250 Royall Street
Philadelphia, PA 19103-7018	New York, NY 10019	Canton, MA 02021

T-6	Invesco Bond Fund

Correspondence information
Send general correspondence to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Fund holdings and proxy voting information
The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N‑PORT. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Form N‑PORT filings on the SEC website at sec.gov. The SEC file number for the Fund is shown below.
    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/ corporate/about‑us/esg. The information is also available on the SEC website,sec.gov.
    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12‑month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

SEC file number(s): 811‑02090	VK‑CE‑BOND‑AR‑1

(b) Not applicable.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli. Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following two matters identified since the previous annual Form N-CSR filing that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Partner held a financial interest directly in an investment company within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively the “Invesco Funds Investment Company Complex”) that was inconsistent with the requirements of Rule 2-01(c)(1) of SEC Regulation S-X. In reporting the matter to the Audit Committee, PwC noted, among other things, that the impermissible holding was disposed of by the individual, the individual was not in the chain of command of the audit or the audit partners of the Funds, the financial interest was not material to the net worth of the individual or his or her respective immediate family members and the Funds’ audit engagement team was unaware of the impermissible holdings until after the matter was confirmed to be an independence exception . In addition, PwC considered that the PwC Partner provided non-audit services that were not relied upon by the audit engagement team in the audits of the financial statements of the Funds. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2023	Fees Billed for Services Rendered to the Registrant for fiscal year end 2022

Audit Fees	$ 38,942	$ 37,625
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$ 15,053	$ 16,020
All Other Fees	$ 0	$ 0
Total Fees	$ 53,995	$ 53,645
(1)

Tax Fees for the fiscal years ended February 28, 2023 and February 28, 2022 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$ 874,000	$ 801,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$ 874,000	$ 801,000

(1) Audit-Related Fees for the fiscal years ended 2023 and 2022 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

●	Management functions;

●	Human resources;

●	Broker-dealer, investment adviser, or investment banking services ;

●	Legal services;

●	Expert services unrelated to the audit;

●	Any service or product provided for a contingent fee or a commission;

●	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

●	Tax services for persons in financial reporting oversight roles at the Fund; and

●	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

●	Financial information systems design and implementation;

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

●	Actuarial services; and

●	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $ 8,440,000 for the fiscal year ended February 28, 2023 and $5,931,000 for the fiscal year ended February 28, 2022. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $9,329,053 for the fiscal year ended February 28, 2023 and $6,748,020 for the fiscal year ended February 28, 2022.

PwC provided audit services to the Investment Company complex of approximately $32 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Invesco’s Policy Statement on Global
Corporate Governance and
Proxy Voting
Effective January 2023

I.
INTRODUCTION
Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco”, the “Company”, “our” or “we”) has adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (“Global Proxy Voting Policy” or “Policy”), which it believes describes policies and procedures reasonably designed to ensure that proxies are voted in the best interests of its clients. This Policy is intended to help Invesco’s clients understand our commitment to responsible investing and proxy voting, as well as the good governance principles that inform our approach to engagement and voting at shareholder meetings.
A. Our Commitment to Environmental, Social and Governance Investment Stewardship and
Proxy Voting
Our commitment to environmental, social and governance (ESG) principles is a core element of our ambition to be the most client-centric asset manager. We aspire to incorporate ESG considerations into all our investment capabilities in the context of financial materiality in the best interest of our clients. In our role as stewards of our clients’ investments, we regard our stewardship activities, including engagement and the exercise of proxy voting rights, as an essential component of our fiduciary duty to maximize long-term shareholder value. Our Global ESG team functions as a center of excellence, providing specialist insights on research, engagement, voting, integration, tools, and client and product solutions with investment teams implementing ESG approaches appropriate to asset class and investment style. Much of our work is rooted in fundamental research and frequent dialogue with companies during due diligence and monitoring of our investments.
Invesco views proxy voting as an integral part of its investment management responsibilities. The proxy voting process at Invesco focuses on protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders.
The voting decision lies with our portfolio managers and analysts with input and support from our Global ESG team. Our proprietary proxy voting platform (“PROXYintel”) facilitates implementation of voting decisions and rationales across global investment teams. Our good governance principles, governance structure and processes are designed to ensure that proxy votes are cast in accordance with clients’ best interests.
As a large active investor, Invesco is well placed to use our ESG expertise and beliefs to engage directly with portfolio companies or by collaborative means in ways which drive corporate change that we believe will enhance shareholder value. We take our responsibility as active owners very seriously and see engagement as an opportunity to encourage continual improvement and ensure that our clients’ interests are represented and protected. Dialogue with portfolio companies is a core part of the investment process. Invesco may engage with investee companies to discuss environmental, social and governance issues throughout the year or on specific ballot items to be voted on.
Our passive strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange-traded funds) will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies. Invesco refers to this approach as “Majority Voting”. This process of Majority Voting ensures that our passive strategies benefit from the engagement and deep dialogue of our active investors, which Invesco believes benefits shareholders in passively-managed accounts. In the absence of overlap between the active and passive holders, the passive holders vote in line with our internally developed voting guidelines (as defined below). Portfolio managers and analysts for accounts employing Majority Voting retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.
B. Applicability of Policy

Invesco may be granted by its clients the authority to vote the proxies of securities held in client portfolios. Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting.
This Policy applies to all entities in Exhibit A. Due to regional or asset-class specific considerations, certain entities may have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event that local policies and the Global Policy differ, the local policy will apply. These entities are also listed in Exhibit A and include proxy voting guidelines specific to: Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd, Invesco Taiwan Ltd and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts.
II.
GLOBAL PROXY VOTING OPERATIONAL PROCEDURES
Invesco’s global proxy voting operational procedures are in place to implement the provisions of this Policy (the “Procedures”). At Invesco, proxy voting is conducted by our investment teams through PROXYintel. Our investment teams globally are supported by Invesco’s centralized team of ESG professionals and proxy voting specialists. Invesco’s Global ESG team oversees the proxy policy, operational procedures and implementation, inputs to analysis and research, vote execution oversight and leads the Global Invesco Proxy Advisory Committee (“Global IPAC”).
Invesco aims to vote all proxies where we have been granted voting authority in accordance with this Policy, as implemented by the Procedures. Our portfolio managers and analysts review voting items based on their individual merits and retain full discretion on vote execution conducted through our proprietary proxy voting platform. Invesco may supplement its internal research with information from independent third parties, such as proxy advisory firms.
A. Proprietary Proxy Voting Platform
Invesco’s proprietary proxy voting platform is supported by a dedicated team of internal proxy specialists. PROXYintel streamlines the proxy voting process by providing our investment teams globally with direct access to meeting information and proxies, external proxy research and ESG ratings, as well as related functions, such as management of conflicts of interest issues, significant votes, global reporting and record-keeping capabilities. Managing these processes internally, as opposed to relying on third parties, is designed to provide Invesco greater quality control, oversight and independence in the proxy administration process.
Historical proxy voting information is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use PROXYintel to access third-party proxy research and ESG ratings.
Our proprietary systems facilitate internal control and oversight of the voting process. Invesco may choose to leverage this capability to automatically vote proxies based on its internally developed custom voting guidelines and in circumstances where Majority Voting applies.
B. Oversight of Voting Operations
Invesco’s Global ESG team provides oversight of the proxy voting verification processes which include: (i) the monthly global vote audit review of votes cast containing documented rationales of conflicts of interest votes, market and operational limitations; (ii) the quarterly sampling of proxy votes cast to determine that (a) Invesco is voting consistently with this Policy and (b) third-party proxy advisory firms’ methodologies in formulating the vote recommendation are consistent with their publicly disclosed guidelines; and (iii) quarterly review of rationales with the Global IPAC of occasions where a portfolio manager may take a position that may not be in accordance with Invesco’s good governance principles and our internally developed voting guidelines.

To the extent material errors are identified in the proxy voting process, such errors are reviewed and reported to, as appropriate, the Global Head of ESG, Global Proxy Governance and Voting Manager, legal and compliance, the Global IPAC and relevant boards and clients, where applicable. Invesco’s Global Head of ESG and Proxy Governance and Voting Manager provide proxy voting updates and reporting to the Global IPAC, various boards and clients. Invesco’s global proxy governance and voting operations are subject to periodic review by Internal Audit and Compliance groups.
C. Disclosures and Recordkeeping
Unless otherwise required by local or regional requirements, Invesco maintains voting records in either electronic format or hard copy for at least six years. Invesco makes available its proxy voting records publicly in compliance with regulatory requirements and industry best practices in the regions below:
•
In accordance with the US Securities and Exchange Commission regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. That filing is made on or before August 31st of each year. Each year, the proxy voting records are made available on Invesco’s website here. Moreover, and to the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment manager's voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
•
In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code and for the European Shareholder Rights Directive annually here.
•
In Canada, Invesco publicly discloses our annual proxy votes each year here by August 31st, covering the 12-month period ending June 30th in compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure.
•
In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code here.
•
In India, Invesco publicly discloses our proxy votes quarterly here in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all mutual funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010 and March 24, 2014, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.
•
In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission (“SFC”) Principles of Responsible Ownership.
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In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors here.
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In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.
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In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.
D. Global Invesco Proxy Advisory Committee
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprised of representatives from various investment management teams globally, Invesco’s Global Head of ESG and chaired by its Global Proxy Governance and Voting Manager. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex, to assist Invesco in meeting regulatory obligations, to review votes not aligned with our good governance principles and to consider conflicts of interest in the proxy voting process, all in accordance with this Policy.
In fulfilling its responsibilities, the Global IPAC meets as necessary, but no less than semi-annually, and has the following responsibilities and functions: (i) acts as a key liaison between the Global ESG team and local proxy voting practices to ensure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; (iv) the Conflict of Interest sub-committee will make voting decisions on submissions made by portfolio managers on conflict of interest issues to override the Policy; and (v) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to the Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations.
In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy voting process.
E. Market and Operational Limitations
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Moreover, ERISA fiduciaries, in voting proxies or exercising other shareholder rights, must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives. These matters are left to the discretion of the relevant portfolio manager. Such circumstances could include, for example:
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In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.
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Some companies require a representative to attend meetings in person to vote a proxy, additional documentation or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative, signing a power-of-attorney or submitting additional disclosures outweigh the benefit of voting a particular proxy.
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Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision.
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Invesco held shares on the record date but has sold them prior to the meeting date.
In some non-U.S. jurisdictions, although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, due to a proxy voting service not being offered by the custodian in the local market or due to operational issues experienced by third parties involved in the process or by the issuer or sub-custodian. In addition, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or the issuer’s agent.
F. Securities Lending
Invesco’s funds may participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy outweighs the benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. The relevant portfolio manager will make these determinations.
G. Conflicts of Interest
There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors.
Firm-Level Conflicts of interest
A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products / services are material or significant to Invesco, serving as a distributor of Invesco’s products, a significant research provider or broker to Invesco.
Invesco identifies potential conflicts of interest based on a variety of factors, including but not limited to the materiality of the relationship between the issuer or its affiliates to Invesco.
Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally based on criteria established by the global ESG team. These criteria are monitored and updated periodically by the global ESG team so an updated view is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to ensure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internally developed voting guidelines. To the extent a portfolio manager disagrees with the Policy, our processes and procedures seek to ensure justification and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote.
As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that may be held in client accounts.
Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.
All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
Voting Fund of Funds
There may be conflicts that arise from Invesco voting on matters when shares of Invesco-sponsored funds are held by other Invesco funds or entities. The scenarios below set out how Invesco votes in these instances.
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Proportional voting will be implemented in the following scenarios:
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When required by law or regulation, shares of an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
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When required by law or regulation, shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
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For US fund of funds where proportional voting is not required by law or regulation, shares of Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with our internally developed voting guidelines (as defined below).
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Non-US fund of funds will not be voted proportionally, Invesco will vote in line with local policies as per Exhibit A. If no local policies exist, Invesco will vote non-US funds of funds in line with the firm level conflicts of interest process described above.
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For US fund of funds where proportional voting is not required by law, Invesco will still apply proportional voting. In the event this is not operationally possible, Invesco will vote in line with our internally developed voting guidelines (as defined below).
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For non-US fund of funds Invesco will vote in line with our above-mentioned firm-level conflicts of interest process unless local policies are in place as per Exhibit A.
H. Use of Third-Party Proxy Advisory Services
Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms, to assist us in assessing the corporate governance of investee companies. Globally, Invesco leverages research from Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). Invesco generally retains full and independent discretion with respect to proxy voting decisions.
ISS and GL both provide research reports, including vote recommendations, to Invesco and its portfolio managers and analysts. Invesco retains ISS to provide written analysis and recommendations based on Invesco’s internally developed custom voting guidelines. Updates to previously issued proxy research reports may be provided to incorporate newly available information or additional disclosure provided by the issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s global ESG team may periodically monitor for these research alerts issued by ISS and GL that are shared with our investment teams. Invesco will generally endeavor to consider such information where such information is considered material provided it is delivered in a timely manner ahead of the vote deadline.
Invesco also retains ISS to assist in the implementation of certain proxy voting-related functions, including, but not limited to, operational and reporting services. These administrative services include receipt of proxy ballots, vote execution through PROXYintel and vote disclosure in Canada, the UK and Europe to meet regulatory reporting obligations.
As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages globally. This includes reviews of information regarding the capabilities of their research staff, methodologies for formulating voting recommendations, the adequacy and quality of personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest.
The proxy advisory firms Invesco engages globally complete an annual due diligence questionnaire submitted by Invesco, and Invesco conducts annual due diligence meetings in part to discuss their responses to the questionnaire. In addition, Invesco monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards. ISS and GL disclose conflicts to Invesco through a review of their policies, procedures and practices regarding potential conflicts of interests (including inherent internal conflicts) as well as disclosure of the work ISS and GL perform for corporate issuers and the payments they receive from such issuers. As part of our annual policy development process, Invesco engages with external proxy and governance experts to understand market trends and developments and to weigh in on the development of these policies at these firms, where appropriate. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies.
Invesco completes a review of the System and Organizational Controls (“SOC”) Reports for each proxy advisory firm to ensure the related controls operated effectively to provide reasonable assurance.
In addition to ISS and GL, Invesco may use regional third-party research providers to access regionally specific research.
I. Review of Policy
The Global IPAC and Invesco’s Global ESG team, compliance and legal teams annually communicate and review this Policy and our internally developed custom voting guidelines to seek to ensure that they remain consistent with clients’ best interests, regulatory requirements, investment team considerations, governance trends and industry best practices. At least annually, this Policy and our internally developed voting guidelines are reviewed by various groups within Invesco to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.
III.
OUR GOOD GOVERNANCE PRINCIPLES
Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Global ESG team. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.
Our portfolio managers and analysts retain full discretion on vote execution in the context of our good governance principles and internally developed custom voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. As a result, different Portfolio Management Teams may vote differently on particular votes for the same company. To the extent a portfolio manager chooses to vote a proxy in a way that is not aligned with the principles below, such manager’s rationales are fully documented.
The following guiding principles apply to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines are supplemented by additional internal guidance that considers regional variations in best practices, disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.
Our good governance principles are divided into six key themes that Invesco endorses:
A. Transparency
We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for the Annual General Meeting or Extraordinary General Meeting to allow for timely decision-making.

Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.
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We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals unless these reports are not presented in a timely manner or significant issues are identified regarding the integrity of these disclosures.
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We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.
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We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.
B. Accountability
Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long-term. We therefore encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:
One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.
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We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.
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We generally support proposals to decommission differentiated voting rights.
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Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.
Anti-takeover devices: Mechanisms designed to prevent or unduly delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.
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We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.
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In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).
Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best practice aligned proposals to enhance shareholder rights, including but not limited to the following:
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Adoption of proxy access rights

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Rights to call special meetings
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Rights to act by written consent
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Reduce supermajority vote requirements
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Remove antitakeover provisions
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Requirement that directors are elected by a majority vote
In addition, we oppose practices that limit shareholders’ ability to express their views at a general meeting such as bundling unrelated proposals or several significant article or bylaw amendments into a single voting item. We will generally vote against these proposals unless we are satisfied that all the underlying components are aligned with our views on best practice.
Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are reasonably limited in scope to directors acting in good faith and, in relation to criminal matters, limited in scope to directors having reasonable grounds for believing the conduct was lawful.
Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.
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We will generally vote against the lead independent director and/or the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.
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We will generally vote against the lead independent director and/or incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.
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We will generally vote against the incumbent chair of the compensation committee if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two years consecutively.
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We will generally vote against the incumbent compensation committee chair where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.
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Where a company has not adequately responded to engagement requests from Invesco or satisfactorily addressed issues of concern, we may oppose director nominations, including, but not limited to, nominations for the lead independent director and/or committee chairs.
Virtual shareholder meetings: Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns without undue censorship and hear from the board and management.
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We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).
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Management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting) will be assessed on a case-by-case basis. Companies have a responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:
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meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;
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clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;
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disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and
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description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.
C. Board Composition and Effectiveness
Director election process: Board members should generally stand for election annually and individually.
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We will generally support proposals requesting that directors stand for election annually.
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We will generally vote against the incumbent governance committee chair or lead independent director if a company has a classified board structure that is not being phased out. We may make exceptions to this policy for non-operating companies (e.g., open-end and closed-end funds) or in regions where market practice is for directors to stand for election on a staggered basis.
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When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.
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Where market practice is to elect directors as a slate we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack independence.
Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.
Board assessment and succession planning: When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.
Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.

Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.
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We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.
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We will generally vote against non-independent directors serving on the audit committee.
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We will generally vote against non-independent directors serving on the compensation committee.
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We will generally vote against non-independent directors serving on the nominating committee.
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In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.
Separation of Chair and CEO roles: We believe that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).
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We will generally vote against the incumbent nominating committee chair where the board chair is not independent unless a lead independent or senior director is appointed.
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We will generally support shareholder proposals requesting that the board chair be an independent director.
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We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.
Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.
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We will generally vote against directors who attend less than 75% of board and committee meetings held in the previous year unless an acceptable extenuating circumstance is disclosed, such as health matters or family emergencies.
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We will generally vote against directors who have more than four total mandates at public operating companies. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.
Diversity: We encourage companies to continue to evolve diversity and inclusion practices. Boards should be comprised of directors with a variety of relevant skills and industry expertise together with a diverse profile of individuals of different genders, ethnicities, race, skills, tenures and backgrounds to provide robust challenge and debate. We consider diversity at the board level, within the executive management team and in the succession pipeline.
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We will generally vote against the incumbent nominating committee chair of a board where women constitute less than two board members or 25% of the board, whichever is lower, for two or more consecutive years, unless incremental improvements are being made to diversity practices.

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In addition, we will consider a company’s performance on broader types of diversity which may include diversity of skills, non-executive director tenure, ethnicity, race or other factors where appropriate and reasonably determinable. We will generally vote against the incumbent nominating committee chair if there are multiple concerns on diversity issues.
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We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.
D. Long-Term Stewardship of Capital
Capital allocation: Invesco expects companies to responsibly raise and deploy capital towards the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.
Share issuance and repurchase authorizations: We generally support authorizations to issue shares up to 20% of a company’s issued share capital for general corporate purposes. Shares should not be issued at a substantial discount to the market price or be repurchased at a substantial premium to the market price.
Stock splits: We generally support management proposals to implement a forward or reverse stock split, provided that a reverse stock split is not being used to take a company private. In addition, we will generally support requests to increase a company’s common stock authorization if requested to facilitate a stock split.
Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.
Mergers, acquisitions, proxy contests, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:
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We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.
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We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.
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We will generally support reincorporation proposals, provided that management have provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.
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With respect to contested director elections, we consider the following factors, among others, when evaluating the merits of each list of nominees: the long-term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides, including the likelihood that the proposed goals can be met, and positions of stock ownership in the company.
E. Environmental, Social and Governance Risk Oversight

Director responsibility for risk oversight: The board of directors are ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies they oversee. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.
Invesco considers the adequacy of a company's response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board subcommittees when determining if it is appropriate to hold certain director nominees accountable for these material failures.
Material governance or risk oversight failures at a company may include, without limitation:
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significant bribery, corruption or ethics violations;
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events causing significant climate-related risks;
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significant health and safety incidents; or
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failure to ensure the protection of human rights.
Reporting of financially material ESG information: Companies should report on their environmental, social and governance opportunities and risks where material to their business operations.
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Where Invesco finds significant gaps in management and disclosure of environmental, social and governance risk policies, we will generally vote against the annual reporting and accounts or an equivalent resolution.
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Climate risk management: We encourage companies to report on material climate-related risks and opportunities and how these are considered within the company’s strategy, financial planning, governance structures and risk management frameworks in accordance with the recommendations of the Task Force on Climate-related Financial Disclosures (“TCFD”), or other relevant reporting frameworks. For companies in industries that materially contribute to climate change, we encourage comprehensive disclosure of greenhouse gas emissions and Paris-aligned emissions reduction targets, where appropriate. Invesco may take voting action at companies that fail to adequately address climate-related risks, including opposing director nominations in cases where we view the lack of effective climate transition risk management as potentially detrimental to long-term shareholder value.
Shareholder proposals addressing environmental and social risks: Invesco may support shareholder resolutions requesting that specific actions be taken to address environmental and social (“E&S”) issues or mitigate exposure to material E&S risks, including reputational risk, related to these issues. When considering such proposals, we will consider a company's track record on E&S issues, the efficacy of the proposal's request, whether the requested action is unduly burdensome, and whether we consider the adoption of such a proposal would promote long-term shareholder value. We will also consider company responsiveness to the proposal and any engagement on the issue when casting votes.
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We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.
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We will generally support shareholder resolutions requiring additional disclosure on material environmental, social and governance risks facing their businesses, provided that such requests are not unduly burdensome or duplicative with a company’s existing reporting. These may include, but are not limited to, reporting on the following: gender and racial diversity issues, political contributions and lobbying disclosure, information on data security, privacy, and internet practices, human capital and labor issues and the use of natural capital, and reporting on climate change-related risks.

Ratification of board and/or management acts: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures as described above. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.
F. Executive Compensation and Alignment
Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.
Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation-related proposals where more than one of the following is present:
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there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;
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there are problematic compensation practices which may include among others incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;
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vesting periods for long-term incentive awards are less than three years;
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the company “front loads” equity awards;
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there are inadequate risk mitigating features in the program such as clawback provisions;
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excessive, discretionary one-time equity grants are awarded to executives;
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less than half of variable pay is linked to performance targets, except where prohibited by law.
Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.
Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.
Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.
Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally vote in favor of proposals requiring shareholder ratification of senior executives’ severance agreements where the proposed terms and disclosure align with good market practice.

Exhibit A
Harbourview Asset Management Corporation
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*1
Invesco Asset Management (Japan) Limited*1
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Deutschland GmbH
Invesco Asset Management Limited1
Invesco Asset Management Singapore Ltd
Invesco Australia Ltd
Invesco European RR L.P
Invesco Canada Ltd.1
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*1
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Loan Manager, LLC
Invesco Managed Accounts, LLC
Invesco Management S.A
Invesco Overseas Investment Fund Management (Shanghai) Limited
Invesco Pensions Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.a.r.l1
Invesco RR Fund L.P.
Invesco Senior Secured Management, Inc.
Invesco Taiwan Ltd*1
Invesco Trust Company
Oppenheimer Funds, Inc.
WL Ross & Co. LLC
* Invesco entities with specific proxy voting guidelines
1 Invesco entities with specific conflicts of interest policies

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

As of February 28, 2023, the following individuals are jointly and primarily responsible for the day-to-day management of the Trust:

●	Matthew Brill, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2013.

●	Chuck Burge, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2002.

●	Michael Hyman, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2013.

●	Todd Schomberg, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2016.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Fund(s) that they manage and includes investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household). The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2023 (unless otherwise noted):

Portfolio Managers	Dollar Range of Investments in the Fund

Invesco Bond Fund

Matthew Brill	$50,000 - $100,000

Chuck Burge	None

Michael Hyman	None

Todd Schomberg	$10,001 - $50,000

Assets Managed

The following information is as of February 28, 2023 (unless otherwise noted):

Portfolio Manager	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)

Invesco Bond Fund

Matthew Brill	7	$12,161.0	19	$5,321.7	1	$152.8

Chuck Burge	9	$24,593.1	7	$7,250.3	1	$104.2

Michael Hyman	8	$12,327.7	21	$5,241.5	1[1]	$0.2[1]

Todd Schomberg	6	$11,287.6	18	$4,764.2	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

➣

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➣

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

1 These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

➣

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➣

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance fee.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[2]
Invesco [3] Invesco Canada[2] Invesco Deutschland[2] Invesco Hong Kong[2] Invesco Asset Management[2] Invesco India[2] Invesco Listed Real Assets Division[2]	One-, Three- and Five-year performance against Fund peer group
Invesco Senior Secured2, [4] Invesco Capital2,[5]	Not applicable
Invesco Japan	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

2 Rolling time periods based on calendar year-end.

3 Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.

4 Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.

5 Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.

(a)

As of April 19, 2023, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of April 19, 2023, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Bond Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 3, 2023

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 3, 2023

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	May 3, 2023